Aetna Mutual Funds
      Aetna Growth & Income Funds





                                   [GRAPHIC]





Annual Report
  October 31, 2001


                                                                           Aetna
                                                                           Funds

                               PRESIDENT'S LETTER

Dear Shareholder:
                                                                October 31, 2001

Thank you for investing in Aetna Series Fund, Inc. We are pleased that you have continued to place your confidence in us to help you achieve your financial goals.

The atrocities of September 11th caused all Americans, and much of the rest of the world, to put aside ordinary concerns and turn their attention to issues of deeper meaning. Family, friends, fellow citizens - they have been foremost in the thoughts of so many of us, with a special place held for the victims of those heinous acts, and for the heroes who responded so selflessly to them.

On behalf of the Aetna Series Fund family, I can tell you that we too have been made more sharply aware of the blessings that sometimes get overlooked in the busy-ness of daily life. Our funds and their adviser, Aeltus Investment Management Inc., were among the fortunate not to lose members on September 11th; our people, our capabilities, and our financial strengths are undiminished. I can assure you that we are meeting President Bush's challenge to get on with our lives and our business without fear for the present, or for the future of this great nation.

Much had already happened this year in the weeks prior to September 11th. Suffice it to say that the economy was teetering towards a recession and financial markets' performance reflected that condition. But since September 11th, the markets have begun to rally, along with the nation. This is partly due to decisive action by the Federal Reserve in bringing interest rates down to their lowest levels in almost forty years, and partly to a bipartisan determination to do whatever is necessary to prosecute the war on terrorism and stimulate the economy. Credit must also be given to the fighting spirit of our nation, the market and investors collectively, that have raised their eyes from short-term troubles to focus on the undiminished promise of the future. Their confidence in that future has begun to be reflected in a rebound in the market, which is early evidence of a stabilization of economic activity.

We share that confidence in the future. And again, we are especially thankful that you have chosen us to help you to participate in and benefit from the promise of the years ahead. We are dedicated to the challenge of managing your assets, in a prudent and disciplined manner, through the current turbulence and into that bright future.

Sincerely,

/s/ J. Scott Fox
J. Scott Fox

President
Aetna Series Fund, Inc.


A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 2. Read the prospectus carefully before investing.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..................................................  i
GROWTH & INCOME FUNDS:
Investment Review...................................................  1
Portfolios of Investments:
 Aetna Balanced Fund................................................ 10
 Aetna Growth and Income Fund....................................... 21
Statements of Assets and Liabilities................................ 27
Statements of Operations............................................ 29
Statements of Changes in Net Assets................................. 30
Notes to Financial Statements....................................... 34
Financial Highlights................................................ 40
Independent Auditors' Report........................................ 48
Additional Information.............................................. 49

Aetna Balanced Fund
Growth of $10,000
                                   [GRAPHIC]

--------------------------------------------------------------------------
                        Aetna        60% S&P                    Lehman
                    Balanced Fund    500/40%      S&P 500      Brothers
                      (Class I)      Lehman        Index       Aggregate
--------------------------------------------------------------------------
      01/01/92          10,000       10,000       10,000        10,000
                        10,020        9,797        9,747         9,872
                        10,309       10,068        9,932        10,271
                        10,459       10,433       10,245        10,712
      12/31/92          10,669       10,758       10,760        10,741
                        10,989       11,219       11,231        11,185
                        11,119       11,373       11,286        11,481
                        11,449       11,668       11,577        11,781
      12/31/93          11,709       11,833       11,845        11,788
                        11,398       11,429       11,396        11,450
                        11,268       11,412       11,444        11,332
                        11,531       11,775       12,004        11,401
      12/31/94          11,509       11,794       12,002        11,444
                        12,053       12,720       13,170        12,021
                        13,078       13,758       14,428        12,753
                        13,890       14,520       15,575        13,003
      12/31/95          14,522       15,294       16,513        13,557
                        14,907       15,671       17,400        13,317
                        15,460       16,129       18,181        13,393
                        16,066       16,555       18,743        13,641
      10/31/96          16,394       16,975       19,260        13,944
                        17,289       18,264       21,575        14,094
                        17,040       18,580       22,095        14,182
                        19,685       21,107       26,439        14,877
      10/31/97          19,602       20,813       25,447        15,183
                        20,417       21,991       27,384        15,604
                        22,145       23,865       31,174        15,725
                        22,211       24,230       31,542        16,043
      10/31/98          21,711       24,441       31,047        16,598
                        24,164       27,029       36,281        16,862
                        24,576       27,689       37,975        16,712
                        24,522       27,497       37,915        16,443
      10/31/99          24,922       28,155       39,014        16,686
                        25,719       28,523       40,032        16,551
                        26,943       29,570       41,818        16,923
                        27,081       29,703       41,312        17,424
      10/31/00          27,178       30,084       41,386        17,905
                        26,719       29,966       39,669        18,838
                        25,279       28,642       36,392        19,019
                        25,302       28,536       35,391        19,635
      10/31/01          23,872       26,909       31,081        20,513


-----------------------------------------
     Average Annual Total Returns
for the period ended October 31, 2001*
-----------------------------------------
             1 Year  5 Years   Inception
-----------------------------------------
Class I     -12.16%   7.82%      9.25%
-----------------------------------------
Class A:
 POP (1)    -17.41%   6.16%      7.98%
 NAV (2)    -12.36%   7.42%      8.64%
-----------------------------------------
Class B:
            -17.01%   6.44%      8.17%
w/CDSC (3)
NAV         -13.10%   6.75%      8.17%
-----------------------------------------
Class C:
            -13.88%   6.73%      8.16%
w/CDSC (5)
NAV         -13.09%   6.73%      8.16%
-----------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                              AETNA BALANCED FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Balanced Fund Class I shares generated a -12.16% total return, net of fund expenses, for the year ended October 31, 2001. The benchmark, 60% Standard & Poor's (S&P) 500 Index(a)/40% Lehman Brothers Aggregate Bond Index(b), returned -10.55% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The past year saw a slowing economy and an aggressive campaign by the Federal Reserve (the "Fed") to cut rates and to
                                             See Definition of Terms.         1
jump-start the sluggish economy. After an unprecedented period of robust growth that continued through the middle of 2000, the economy has steadily deteriorated, led by weakness in manufacturing, business investment, and corporate profits, as well as declining equity markets. Fears of recession were prevalent prior to September 11, 2001 and subsequently we have seen lower levels of consumer confidence and soaring unemployment claims. The economy shrank at a 0.4% annual pace in the third quarter and the unemployment rate had its biggest one-month jump in more than twenty years in October, from 4.9% to 5.4%. Therefore, we believe it is highly likely that the economy will contract again in the fourth quarter.

The Fed has responded aggressively to the deteriorating economy. They have lowered the overnight rate nine times this year from 6.5% to a forty-year low of 2.5% and the market is expecting them to continue easing. Given the absence of inflationary pressures, the Fed has the latitude to ease as much as necessary to reinvigorate the economy.

Equity:
Over the last twelve months, equity markets were affected by the S&P 500's decline driven by a significant slowing in the United States economy, changes in the outlook for technology growth, and, most recently, the economic implications of the terrorist attacks on September 11th. While the Fed has been extraordinarily accommodative, to date lower interest rates have not been sufficient to offset the declines in capital spending and overall consumption. For the period as a whole, the best performing sectors were the Basic Materials and Consumer Cyclicals sectors. The poorest performing sectors were the Technology and Communication Services sectors. The Fund's underperformance occurred primarily in January and April of this year when the Fed's surprise rate cut caused investors to favor stocks with poor earnings momentum, negative price momentum, negative outlooks by equity analysts and inconsistent earnings growth.

Fixed Income:
Investment grade corporate bond performance has been volatile over the past year. The aggressive Fed easing this year has caused the yield curve to steepen. Over the past year, the two-year Treasury yield has fallen by 350 basis points to 2.42% while the thirty-year Treasury yield has fallen by 90 basis points to 4.87%. (One basis point is equal to one hundredth of a percent, or 0.01%.) The sector performed poorly in the fourth quarter of 2000 on earnings worries, rebounded in the first half of 2001 due to the accommodative Fed easing, and underperformed by a wide margin in September of 2001 as a result of recession concerns. Although the volatility of returns in this sector has been high, the sector has only underperformed Treasuries by a modest 17 basis points over the past year. The high yield sector has performed much worse as it is more leveraged to economic conditions. Over the past year, high yield bonds have underperformed Treasuries by 13.97%. Mortgage-backed securities have underperformed Treasuries by 8 basis points over the past year.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Large Cap Stocks:
Underperformance during the period was primarily due to ineffective sector selection by the quantitative model we use to manage the Fund. This was specifically due to our underweight in Consumer Cyclicals and Basic Materials, and, our overweight in Consumer Staples, which performed poorly.

Poor sector selection by our quantitative model was partially offset by our model's effective security selection, particularly within the Consumer Staples and Communication Services sectors. Our quantitative research, which focuses on growth reliability, earnings momentum, analyst estimate revisions, price/cash flow and price momentum, has seen the Fund decrease its weighting in Technology and increase its weightings in Financials and Communication Services over the last year. Currently our largest overweight is in the Financials sector; our largest underweight is in the Technology sector.

Mid and Small Cap Stocks:
The primary contributors to relative performance were Technology, Healthcare and Consumer Discretionary. Within Technology, the Fund received its strongest performance from defense related stocks, such as Titan and DRS Technologies, who are expected to benefit from increased defense spending.

2 See Definition of Terms.

In Healthcare, the Fund benefited due to strong performance from Biotechnology stocks including Serologicals, Cell Therapeutics and OSI Pharmaceuticals. Finally, a number of the fund's holdings received attractive offers to merge with other companies. These include Duramed, Illuminet, Structural Dynamics, Triton Energy and Citadel Communications.

On the other hand, the Fund was negatively impacted by relative performance in the Financial sector. This was primarily due to an underweight position (relative to its benchmark, the Russell 2000 Index) in both Banks and Real Estate Investment Trusts, two areas that outperformed the market. In addition, individual stocks that detracted from performance include Oak Technology, Marine Drilling and China.com.

Earlier in the year, we increased our weighting in Financial Services, Consumer Staples and Producer Durables. We reduced our exposure to Technology, Energy and Utilities in order to fund the majority of these allocation changes. Currently we are overweight in Healthcare and Consumer Staples and underweight in Financial Services, Technology and Producer Durables.

Fixed Income:
Underperformance during the past year has a result yield curve positioning. The Fund has generally been underweight the short end of the yield curve, the best performing part of the curve over this period. In addition, corporate issue selection has hurt relative performance.

Sector allocation movements have positively impacted performance. In particular, being overweight in investment grade corporate bonds early this year and moving to an underweight position prior to the widening in September of this year benefited performance. Also, a brief allocation to high yield bonds early in the year enhanced returns.

WHAT IS YOUR OUTLOOK GOING FORWARD?

It now appears almost certain that the United States economy will experience a recession over the next few quarters. Recent recessions in the U.S. have lasted between 6 to eighteen months. U.S. equity markets have historically rebounded well before recessions end. The positive response of stocks is attributable to declines in elevated levels of concerns regarding the economy as well as to the delayed effects of stimulative fiscal and monetary policies designed to counter economic weakness. The recent actions of the Fed and the Federal government are consistent with these historical patterns and argue for positive equity returns in the near future. Looking forward, we are cautiously optimistic regarding the prospects for small cap stocks in particular. While the events of September 11th have negatively impacted the economy, we are convinced that the aggressive cutting of interest rates by the Fed, combined with an economic stimulus package will help the economy through the recession. While we wait for evidence that the economy is strengthening, we have positioned the Fund more defensively by overweighting non-cyclical areas such as Consumer Staples and Healthcare. Relative to large cap stocks, we believe that small cap stocks offer competitive valuations and superior growth prospects. We continue to believe that our strategy of focusing on stocks exhibiting strong business momentum while selling at reasonable prices will outperform the market over long time periods.

On the bond side, we expect to move to an overweighted position over the next few months. We believe that the economic slowdown, or likely recession, could be severe, but there is sufficient compensation in spreads at these levels. Similarly, we allocated 5% of the Fund to the high yield sector in October given that the negative performance of this sector has led to attractive spread levels. We would likely increase the high yield exposure further if spreads continue to widen. Although mortgage-backed spreads are attractive, credit is more compelling and we will look to reduce our mortgage overweight as opportunities present themselves within the corporate sector. We expect to underweight Treasuries and agencies, given the attractiveness of the credit and mortgage sectors.

                                                      See Definition of Terms. 3

We expect to maintain duration biased to the shorter side, given the low level of rates. We fully expect we will see more easing from the Fed during the fourth quarter, but with Fed Funds at 2.50%, the potential amount of easing going forward is not large. We also expect the yield curve to flatten as the expectations for further Fed easing diminish.

                                              % OF EQUITY     % OF     OVER/(UNDER)
EQUITY PORTFOLIO SECTOR BREAKDOWN             INVESTMENTS   S&P 500      WEIGHTING
Basic Materials                                   3.4%        2.7%         0.7 %
Capital Goods                                     8.2%        8.8%        (0.6)%
Communication Services                            4.4%        5.6%        (1.2)%
Consumer Cyclicals                               10.2%        9.0%         1.2 %
Consumer Staples                                 11.4%       13.0%        (1.6)%
Energy                                            6.8%        6.4%         0.4 %
Financials                                       18.5%       17.8%         0.7 %
Health Care                                      16.4%       14.3%         2.1 %
Technology                                       16.3%       18.4%        (2.1)%
Transportation                                    0.5%        0.7%        (0.2)%
Utilities                                         3.9%        3.3%         0.6 %

                                                            % OF NET
TOP FIVE EQUITY HOLDINGS                                     ASSETS
General Electric Co.                                          1.8%
Microsoft Corp.                                               1.6%
Exxon Mobil Corp.                                             1.4%
Pfizer, Inc.                                                  1.3%
Citigroup, Inc.                                               1.2%

                                                            % OF NET
TOP FIVE FIXED INCOME HOLDINGS                               ASSETS
Federal Home Loan Mortgage Corporation, 6.00%, 12/15/31       6.1%
Federal Home Loan Mortgage Corporation, 6.50%, 11/15/29       4.4%
Government National Mortgage Association, 6.50%, 12/15/31     2.4%
Federal National Mortgage Association, 5.50%, 12/25/16        2.0%
Government National Mortgage Association, 7.00%, 11/22/29     1.9%


The opinions expressed reflect those of the portfolio manager only through October 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

4 See Definition of Terms.

                                    [CHART]

                                                    AETNA GROWTH AND INCOME FUND
                                                               Growth of $10,000

---------------------------------------
                Aetna Growth
                 and Income       S&P
                    Fund          500
                  (Class I)      Index
---------------------------------------
 01/01/92          10,000       10,000
                    9,940        9,747
                    9,940        9,932
                   10,299       10,245
 12/31/92          10,779       10,760
                   11,060       11,231
                   10,929       11,286
                   11,199       11,577
 12/31/93          11,489       11,845
                   11,149       11,396
                   11,093       11,444
                   11,413       12,004
 12/31/94          11,449       12,002
                   12,127       13,170
                   13,225       14,428
                   14,350       15,575
 12/31/95          15,056       16,513
                   15,884       17,400
                   16,701       18,181
                   17,397       18,743
 10/31/96          17,955       19,260
                   20,306       21,575
                   20,225       22,095
                   24,486       26,439
 10/31/97          24,677       25,447
                   25,126       27,384
                   28,458       31,174
                   27,667       31,542
 10/31/98          25,619       31,047
                   30,374       36,281
                   30,600       37,975
                   31,267       37,915
 10/31/99          31,511       39,014
                   32,626       40,032
                   34,160       41,818
                   32,875       41,312
 10/31/00          32,691       41,386
                   29,808       39,669
                   27,617       36,392
                   26,764       35,391
 10/31/01          23,234       31,081


     Average Annual Total Returns
for the period ended October 31, 2001*
-----------------------------------------
             1 Year   5 Years  Inception
-----------------------------------------
Class I      -28.93%   5.29%      8.95%
-----------------------------------------
Class A:
 POP (1)     -33.17%   3.68%      7.74%
 NAV (2)     -29.07%   4.92%      8.39%
-----------------------------------------
Class B:
 w/CDSC (3)  -32.93%   3.92%      7.87%
 NAV         -29.59%   4.25%      7.87%
-----------------------------------------
Class C:
 w/CDSC (5)  -30.26%   4.25%      7.88%
 NAV         -29.59%   4.25%      7.88%
-----------------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. The performance table and graph above does not reflect the deduction of taxes that a shareholder would have paid on fund distributions or redemptions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          AETNA GROWTH AND INCOME FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Growth and Income Fund Class I shares generated a -28.93% total return, net of fund expenses, for the year ended October 31, 2001. The benchmark, Standard & Poor's (S&P) 500 Index(a), returned -24.90% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?


The United States equity market has been in a general downtrend for the twelve months ending October 31, 2001, with the S&P 500 Index down about 25% over the period. A slowing economy and fears of lower than expected earnings, as well as

                                                      See Definition of Terms. 5
actual earnings disappointments dragged most major equity market indices lower. The Technology sector was particularly hard hit, as the tech heavy NASDAQ dropped over 49% during the period. Market leadership resided with value stocks and small stocks. Over the twelve months of the period, small stocks (as measured by the S&P Small Cap 600 Index) beat large cap stocks (as measured by the S&P 500 Index) by over 18%. Likewise, during the quarter, value stocks, as measured by the S&P 500 Barra Value Index(e) beat growth stocks, as measured by the S&P 500 Barra Growth Index(e) by 13%.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Fund performed well during November and December of 2000, beating the S&P 500 Index for the period. The Fund, however, suffered in January. The equity markets experienced a wave of tax gain selling of stocks that had performed well in November and December, and had helped the Fund during those months, that depressed their prices in January. This "January" effect was compounded by a surprise Federal Reserve rate cut in early January, causing institutions to reinvest their cash into stocks that were last year's "losers", which the Fund generally did not hold.

The rest of 2001 has been kinder. The same quality stocks that helped the Fund at the end of 2000 have begun to reassert their dominance. Since the tragic events of September 11, 2001, the market has experienced resurgence, particularly among the stocks, which have been down all year such as Cisco and Broadcom. Since January 31, 2001, the Fund has been helped by good stock selection in Finance and Healthcare, but was harmed in the aftermath of September 11th by positions in Commercial Aerospace companies like Boeing and United Technologies.


The asset allocation breakdown is as follows:

----------------------------------------------------------------------------------------------
      ASSET CLASS                                  BENCHMARK INDEX             INDEX RETURN
----------------------------------------------------------------------------------------------
      Large Company Stocks                         S&P 500 Index (a)             -24.90%
      Mid Company Stocks                           S&P MidCap 400 Index (c)      -12.45%
      Small Company Stocks                         Russell 2000 Index (i)        -12.70%
      International Stocks                         MSCI EAFE Index (g)           -24.68%
      Real Estate Stocks                           NAREIT Equity Index (j)        14.29%
      Domestic Bonds                               Salomon Broad Index (k)        14.61%
      Cash Equivalents                             U.S. 90 Day T-Bill (l)          4.76%

WHAT IS YOUR OUTLOOK GOING FORWARD?

The Fund will continue to focus on two key points. First, the Fund will continue to invest in the broad market, while emphasizing large cap stocks. Second, it will continue to avoid large variations in portfolio holdings size and style relative to the broad market.

6 See Definition of Terms.

--------------------------------------------------------------------------------------------------------
                                   % OF
                                NET ASSETS    NOTIONAL VALUE*                ECONOMIC EXPOSURE*
ASSET ALLOCATION                 10/31/01       OF FUTURES                10/31/01          10/31/00
--------------------------------------------------------------------------------------------------------
Large Cap Stocks                   73.3%            --                       73.3%             77.1%
Mid Cap Stocks                     12.2%            --                       12.2%             10.8%
Small Cap Stocks                    6.4%            --                        6.4%              3.9%
International Stocks                2.9%           0.4%                       3.3%              2.1%
Real Estate Stocks                  0.0%            --                        0.0%              0.3%
Cash Equivalents                    5.2%          (0.4)%                      4.8%              5.8%
                                ------------------------------------------------------------------------
                                  100.0%            --                      100.0%            100.0%
                                ========================================================================

* Economic exposure reflects the Fund's exposure to both changes in the value of the portfolio of investments as well as the financial instruments underlying the options and futures positions, if any.

------------------------------------------------------------------------
                                  % OF EQUITY    % OF     OVER/(UNDER)
DOMESTIC EQUITY SECTOR BREAKDOWN  INVESTMENTS   S&P 500     WEIGHTING
------------------------------------------------------------------------
Basic Materials                       1.1%        2.7%       (1.6)%
Capital Goods                         7.5%        8.8%       (1.3)%
Communication Services                3.9%        5.6%       (1.7)%
Consumer Cyclicals                    8.2%        9.0%       (0.8)%
Consumer Staples                     15.8%       13.0%        2.8 %
Energy                                4.1%        6.4%       (2.3)%
Financials                           18.9%       17.8%        1.1 %
Health Care                          19.4%       14.3%        5.1 %
Technology                           16.3%       18.4%       (2.1)%
Transportation                        0.4%        0.7%       (0.3)%
Utilities                             4.4%        3.3%        1.1 %

---------------------------------------------
                                 % OF NET
TOP FIVE EQUITY HOLDINGS          ASSETS
---------------------------------------------
General Electric Co.               3.5%
Johnson & Johnson.                 2.7%
Microsoft Corp.                    2.7%
Pfizer, Inc.                       2.7%
Citigroup Inc.                     2.2%

The opinions expressed reflect those of the portfolio manager only through October 31, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.
                                                      See Definition of Terms. 7

Definition of Terms


(1) On February 2, 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to that date, Class A performance is calculated by using the performance of Class I shares and deducting the Class A front-end load and internal fees and expenses applicable to the Class A shares. The maximum load for the Funds is 5.75%. The POP (public offering price) returns reflect this maximum load.
(2) NAV (net asset value) returns are net of Fund expenses only and do not reflect the deduction of a front-end load or contingent deferred sales charges. This charge, if reflected, would reduce the performance results shown.
(3) The Funds began offering Class B shares on March 1, 1999. For periods prior to that date, Class B performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class B shares. Class B share returns with CDSC (contingent deferred sales charge) reflect the deduction of a maximum CDSC, assuming full redemption at the end of the period. The CDSC applies for all shares redeemed prior to the end of the first six years of ownership. The CDSC charges are as follows: Year 1 - 5%, Year 2 - 4%, Year 3 - 3%, Year 4 - 3%, Year 5 - 2%, Year 6 - 1%.
(4) The Funds began offering Class C shares on June 30, 1998. For periods prior to that date, Class C performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class C shares. Class C share returns for periods less than 18 months reflect the deduction of the contingent deferred sales charge of 1%.
(a) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.
(b) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
(c) The Standard & Poor's MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.
(d) The Standard & Poor's (S&P) SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $872 million. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.
(e) S&P 500 Barra Indicies is the Standard & Poor's 500 Barra (Growth and Value) Indicies. Companies in each U.S. index are split into two groups based on price-to-book ratio to create growth and value indices. The Growth index contains companies with higher price-to-book ratios, while the Value index contains those with lower ratios.
(f) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.
(g) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.
(h) The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.
(i) The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index, based on market capitalization.
(j) The NAREIT Equity REIT Index is a market weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System as reported by Frank Russell Company.
(k) Salomon Smith Barney Broad Investment-Grade Bond (Salomon Broad) Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(1) Three-month Treasury bills are backed by the full faith and credit of the U.S. Government; short-term investments are considered to be equivalent to cash because their maturity is only three months.

The unmanaged indices described above are not available for individual direct investment.

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
BALANCED
-------------------------------------------------------------------------------

                                           NUMBER OF           MARKET
                                             SHARES             VALUE
                                        --------------     ---------------
COMMON STOCKS (58.4%)
AEROSPACE/DEFENSE (0.7%)
Alliant Techsystems Inc. + .............       1,450       $    126,527
Boeing Co. .............................       4,800            156,480
General Dynamics Corp. .................       1,100             89,760
Goodrich (B.F.) Co. ....................         900             19,215
Lockheed Martin Corp. ..................       3,600            175,572
Northrop Grumman Corp. .................         500             49,975
Precision Castparts Corp. ..............       3,200             72,768
Rockwell Collins, Inc. .................         900             12,150
                                                           ------------
                                                                702,447
                                                           ------------
AGRICULTURE (0.1%)
Archer-Daniels-Midland Co. .............       7,142             99,488
                                                           ------------
AIR FREIGHT (0.1%)
FedEx Corp. + ..........................       1,600             65,728
                                                           ------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. ....................       2,700             82,485
Alcoa Inc. .............................       4,648            149,991
                                                           ------------
                                                                232,476
                                                           ------------
AUTO PARTS & EQUIPMENT (0.5%)
Dana Corp. .............................         700              7,525
Delphi Automotive Systems Corp. ........       3,400             39,474
Gentex Corp. + .........................       9,300            221,340
Genuine Parts Co. ......................       1,400             45,500
Goodyear Tire & Rubber Co. (The) .......       2,100             39,123
Lear Corp. + ...........................       5,400            165,780
Snap-On, Inc. ..........................         300              8,028
TRW, Inc. ..............................         400             13,516
Visteon Corp. ..........................       1,481             17,624
                                                           ------------
                                                                557,910
                                                           ------------
AUTOMOBILES (0.4%)
Ford Motor Co. .........................      18,400            295,320
General Motors Corp. ...................       3,300            136,356
                                                           ------------
                                                                431,676
                                                           ------------
BANKS - MAJOR REGIONAL (2.0%)
AmSouth Bancorporation .................       2,100             36,309
Bank of New York Co., Inc. .............       4,100            139,441
Bank One Corp. .........................       6,366            211,288
BB&T Corp. .............................       2,500             80,250
Comerica, Inc. .........................         950             43,785
Fifth Third Bancorp ....................       3,318            187,202
Fleet Boston Financial Corp. ...........       5,915            194,367
Huntington Bancshares Inc. .............       1,488             22,960
KeyCorp ................................       2,200             46,772
Mellon Financial Corp. .................       2,600             87,360
National City Corp. ....................       3,000             79,200
Northern Trust Corp. ...................       1,100             55,539
PNC Financial Services Group ...........       1,500             82,350
Regions Financial Corp. ................       1,200             32,292
SouthTrust Corp. .......................       3,000             67,980
Suntrust Banks, Inc. ...................       1,700            101,762
Synovus Financial Corp. ................       1,700             39,134
U.S. Bancorp ...........................      11,008            195,722
Union Planters Corp. ...................         700             28,350
Wells Fargo & Co. ......................       9,600            379,200
Zions Bancorporation ...................         500             23,960
                                                           ------------
                                                              2,135,223
                                                           ------------
BANKS - MONEY CENTER (0.7%)
Bank of America Corp. ..................       9,000            530,910
Wachovia Corp. .........................       7,900            225,940
                                                           ------------
                                                                756,850
                                                           ------------
BANKS - REGIONAL (0.2%)
East West Bancorp, Inc. ................       4,600            103,914
Hibernia Corp. .........................       3,200             48,640
Pacific Century Financial Corp. ........       3,900             90,870
                                                           ------------
                                                                243,424
                                                           ------------
BEVERAGES - ALCOHOLIC (0.3%)
Anheuser-Busch Co.'s, Inc. .............       4,900            204,134
Brown-Forman Corp. .....................         500             29,720
Coors (Adolph) Co. .....................       1,100             54,725
                                                           ------------
                                                                288,579
                                                           ------------
BEVERAGES - NON-ALCOHOLIC (1.2%)
Coca-Cola Co. (The) ....................      14,000            670,320
Coca-Cola Enterprises Inc. .............       2,300             42,205
Pepsi Bottling Group, Inc. (The) .......       1,300             60,424
PepsiCo, Inc. ..........................       9,900            482,229
                                                           ------------
                                                              1,255,178
                                                           ------------
BIOTECHNOLOGY (1.1%)
Amgen, Inc. + ..........................       5,700            323,874
Aviron + ...............................       2,600             86,580
Biogen, Inc. + .........................         800             44,000
Chiron Corp. + .........................       1,000             53,820
Immunex Corp. + ........................       2,900             69,281
Invitrogen Corp. + .....................       2,300            141,082
MedImmune, Inc. + ......................         900             35,316
NPS Pharmaceuticals, Inc. + ............       2,400             86,712
OSI Pharmaceuticals, Inc. + ............       2,800            127,904
Protein Design Labs, Inc. + ............       5,200            171,652
XOMA Ltd. + ............................       9,000             67,230
                                                           ------------
                                                              1,207,451
                                                           ------------
BROADCASTING - TV, RADIO & CABLE (0.3%)
Clear Channel Communications, Inc. + ...       2,800            106,736
Comcast Corp. - Class A Special + ......       5,000            179,200
Univision Communications, Inc. + .......         800             20,000
                                                           ------------
                                                                305,936
                                                           ------------
BUILDING MATERIALS GROUP (0.1%)
Masco Corp. ............................       3,800             75,354
                                                           ------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (0.3%)
AT&T Wireless Services Inc. + ..........      13,195            190,536
Powerwave Technologies, Inc. + .........       3,000             45,900


10 See Notes to Portfolio of Investments.

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                        ------------       ------------
CELLULAR/WIRELESS TELECOMMUNICATIONS (CONTINUED)
Western Wireless Corp. + .............         4,800       $    140,016
                                                           ------------
                                                                376,452
                                                           ------------
CHEMICALS (0.4%)
Air Products and Chemicals, Inc. .....         1,400             56,056
Cabot Corp. ..........................         2,100             70,350
Du Pont (E.I.) de Nemours & Co. ......         5,600            223,944
Eastman Chemical Co. .................           400             13,724
Praxair, Inc. ........................           900             42,462
Rohm & Haas Co. ......................           900             29,223
                                                           ------------
                                                                435,759
                                                           ------------
CHEMICALS - DIVERSIFIED (0.1%)
Engelhard Corp. ......................           700             18,326
PPG Industries Inc. ..................         1,000             48,830
                                                           ------------
                                                                 67,156
                                                           ------------
CHEMICALS - SPECIALITY (0.2%)
Ecolab, Inc. .........................         1,000             35,180
International Flavors & Fragrances,
 Inc..................................           600             17,106
Millennium Chemicals, Inc. ...........        12,500            119,125
Sigma-Aldrich Corp. ..................           700             26,264
                                                           ------------
                                                                197,675
                                                           ------------
COMMUNICATIONS EQUIPMENT (0.5%)
American Tower Corp. + ...............        10,900            120,118
CIENA Corp. + ........................         1,800             29,268
Comverse Technology, Inc. + ..........         1,300             24,453
Harris Corp. .........................         2,800             95,984
JDS Uniphase Corp. + .................         4,700             37,553
Qualcomm Inc. + ......................         4,200            206,304
SonicWALL, Inc. + ....................         3,700             52,540
                                                           ------------
                                                                566,220
                                                           ------------
COMPUTERS - HARDWARE (1.9%)
Apple Computer, Inc. + ...............         3,300             57,948
Compaq Computer Corp. ................        14,000            122,500
Dell Computer Corp. + ................        27,100            649,858
Hewlett-Packard Co. ..................         9,000            151,470
International Business Machines Corp..         8,000            864,560
Sun Microsystems, Inc. + .............        17,600            178,640
                                                           ------------
                                                              2,024,976
                                                           ------------
COMPUTERS - NETWORKING (0.7%)
Cisco Systems, Inc. + ................        40,600            686,952
Network Appliance, Inc. + ............         2,400             31,920
Stellent, Inc. + .....................         3,800             77,900
                                                           ------------
                                                                796,772
                                                           ------------
COMPUTERS - PERIPHERALS (0.2%)
EMC Corp. ............................        10,300            126,896
Oak Technology, Inc. + ...............         9,200             91,908
                                                           ------------
                                                                218,804
                                                           ------------
COMPUTERS SOFTWARE/SERVICES (3.4%)
Adobe Systems, Inc. ..................         1,700             44,880
Autodesk, Inc. .......................           400             13,288
BARRA, Inc. + ........................         1,500             69,375
BMC Software, Inc. + .................         2,600             39,182
Borland Software Corp. + .............        11,000            123,090
Citrix Systems, Inc. + ...............         1,000             23,400
Computer Associates International,
 Inc..................................         6,200            191,704
Compuware Corp. + ....................         5,200             53,456
Dendrite International, Inc. + .......         8,500             84,320
EarthLink, Inc. + ....................        13,300            194,845
Interwoven, Inc. + ...................        18,600            135,966
Intuit Inc. + ........................         1,200             48,264
Mercury Interactive Corp. + ..........           400              9,528
Microsoft Corp. + ....................        29,100          1,692,165
NetIQ Corp. + ........................         4,700            132,305
Network Associates, Inc. + ...........         4,700             90,240
Oracle Corp. + .......................        30,400            412,224
PeopleSoft, Inc. + ...................         1,600             47,632
Siebel Systems, Inc. + ...............         2,300             37,559
Titan Corp. (The) + ..................         5,200            135,876
Unisys Corp. + .......................         3,300             29,469
VERITAS Software Corp. + .............         2,400             68,112
Yahoo! Inc. + ........................         2,900             31,552
                                                           ------------
                                                              3,708,432
                                                           ------------
CONSTRUCTION (0.2%)
Texas Industries, Inc. ...............         6,100            183,610
Vulcan Materials Co. .................           300             12,471
                                                           ------------
                                                                196,081
                                                           ------------
CONSUMER FINANCE (0.6%)
Capital One Financial Corp. ..........         1,100             45,441
Countrywide Credit Industries, Inc. ..         1,600             63,888
Household International, Inc. ........         3,900            203,970
MBNA Corp. ...........................         7,950            219,499
PMI Group, Inc. (The) ................         1,400             77,630
Providian Financial Corp. ............         3,200             12,448
                                                           ------------
                                                                622,876
                                                           ------------
CONTAINERS/PACKAGING - PAPER (0.1%)
Packaging Corp. of America + .........         5,100             90,270
Pactiv Corp. + .......................         1,100             17,820
Temple-Inland Inc. ...................           400             19,996
                                                           ------------
                                                                128,086
                                                           ------------
DISTRIBUTORS - FOOD & HEALTH (0.4%)
Cardinal Health, Inc. ................         2,550            171,130
Supervalu, Inc. ......................         8,900            189,926
Sysco Corp. ..........................         3,600             86,796
                                                           ------------
                                                                447,852
                                                           ------------
ELECTRIC COMPANIES (1.5%)
Allegheny Energy, Inc. ...............         1,800             65,790
Ameren Corp. .........................           700             28,070
American Electric Power Co., Inc. ....         1,800             75,420
Cinergy Corp. ........................         1,700             51,306
CMS Energy Corp. .....................         1,800             38,718
Consolidated Edison, Inc. ............         1,800             71,082


                                       See Notes to Portfolio of Investments. 11

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
BALANCED (CONTINUED)
--------------------------------------------------------------------------------


                                          NUMBER OF           MARKET
                                           SHARES              VALUE
                                        --------------     ---------------
ELECTRIC COMPANIES (CONTINUED)
Dominion Resources, Inc. .............         1,304       $     79,701
DTE Energy Co. .......................           900             37,521
Duke Energy Corp. ....................         4,200            161,322
Edison International Inc. + ..........         1,700             24,157
Entergy Corp. ........................         1,800             69,930
Exelon Corp. .........................         1,700             71,519
FirstEnergy Corp. ....................         2,100             72,366
FPL Group, Inc. ......................         1,000             53,100
GPU, Inc. ............................         1,000             39,650
IDACORP, Inc. ........................         3,700            140,600
Independent Energy Holdings Plc -
 ADR + i .............................        14,900                 52
Mirant Corp. + .......................         3,571             92,846
PG&E Corp. ...........................         2,000             36,120
Pinnacle West Capital Corp. ..........           500             21,075
PPL Corp. ............................         1,500             51,225
Progress Energy, Inc. ................         1,400             59,038
Reliant Energy Inc. ..................         1,500             41,925
Southern Co. .........................         5,400            129,060
TECO Energy, Inc. ....................           800             20,600
TXU Corp. ............................         2,000             91,680
Xcel Energy, Inc. ....................         1,900             53,732
                                                           ------------
                                                              1,677,605
                                                           ------------
ELECTRICAL EQUIPMENT (2.3%)
C&D Technologies, Inc. ...............         4,700             97,384
Cooper Industries, Inc. ..............           700             27,090
Emerson Electric Co. .................         2,300            112,746
General Electric Co. .................        54,600          1,987,986
Littlefuse, Inc. + ...................         5,200            117,208
Rockwell International Corp. .........           900             12,402
Sanmina Corp. + ......................         1,800             27,252
Three-Five Systems, Inc. + ...........         7,300            113,223
                                                           ------------
                                                              2,495,291
                                                           ------------
ELECTRONICS - COMPONENT DIST. (0.0%)
Grainger (W.W.), Inc. ................           600             25,980
                                                           ------------
ELECTRONICS - DEFENSE (0.1%)
Mercury Computer Systems, Inc. + .....         1,200             56,592
Raytheon Co. .........................         1,800             58,050
                                                           ------------
                                                                114,642
                                                           ------------
ELECTRONICS - INSTRUMENTS (0.1%)
Agilent Technologies, Inc. + .........         2,300             51,221
Tektronix, Inc. + ....................           800             15,760
                                                           ------------
                                                                 66,981
                                                           ------------
ELECTRONICS - SEMICONDUCTORS (1.4%)
Advanced Micro Devices, Inc. + .......         2,100             20,664
Altera Corp. + .......................         2,100             42,420
Analog Devices, Inc. + ...............         1,900             72,200
Applied Micro Circuits Corp. + .......         1,500             16,545
Broadcom Corp. - Class A + ...........         1,400             48,174
Intel Corp. ..........................        30,900            754,578
Linear Technology Corp. ..............         1,700             65,960
LSI Logic Corp. + ....................         1,900             32,205
Maxim Integrated Products, Inc. + ....         1,800             82,350
National Semiconductor Corp. + .......           900             23,382
PMC Sierra Inc. + ....................           900             14,607
Texas Instruments, Inc. ..............         7,700            215,523
Vitesse Semiconductor Corp. + ........         6,100             57,584
Xilinx, Inc. + .......................         1,400             42,588
                                                           ------------
                                                              1,488,780
                                                           ------------
ENGINEERING & CONSTRUCTION (0.1%)
Fluor Corp. ..........................           400             14,888
Jacobs Engineering Group, Inc. + .....           900             58,986
McDermott International, Inc. ........           500              5,300
                                                           ------------
                                                                 79,174
                                                           ------------
ENTERTAINMENT (1.2%)
AOL Time Warner Inc. + ...............        24,200            755,282
Viacom, Inc. - Class B + .............         9,600            350,496
Walt Disney Co. (The) ................        11,400            211,926
                                                           ------------
                                                              1,317,704
                                                           ------------
EQUIPMENT - SEMICONDUCTORS (0.4%)
Advanced Energy Industries, Inc. + ...         6,000            120,540
Applied Materials, Inc. + ............         4,600            156,906
KLA-Tencor Corp. + ...................         1,000             40,860
Novellus Systems, Inc. + .............           700             23,121
Varian Semiconductor Equipment
 Associates, Inc. + ..................         3,400            102,136
                                                           ------------
                                                                443,563
                                                           ------------
FINANCIAL - DIVERSIFIED (3.3%)
Ambac Financial Group, Inc. ..........           800             38,400
American Express Co. .................         6,100            179,523
Citigroup Inc. .......................        27,541          1,253,666
Fannie Mae ...........................         9,600            777,216
Freddie Mac ..........................         5,800            393,356
J.P. Morgan Chase & Co. ..............        10,780            381,181
Moody's Corp. ........................         1,600             55,552
Morgan Stanley Dean Witter & Co. .....         6,100            298,412
State Street Corp. ...................         1,700             77,418
USA Education Inc. ...................         1,600            130,496
                                                           ------------
                                                              3,585,220
                                                           ------------
FOODS (0.7%)
Campbell Soup Co. ....................         2,300             64,952
Dole Food Co., Inc. ..................         1,300             26,468
General Mills, Inc. ..................         1,700             78,064
Heinz (H.J.) Co. .....................         1,900             80,636
Hershey Foods Corp. ..................           700             44,611
Kellogg Co. ..........................         2,200             67,100
Ralston Purina Group .................         1,900             62,301
Sara Lee Corp. .......................         4,400             98,076
Suiza Foods Corp. + ..................         1,200             70,764
Unilever NV ..........................         3,057            158,903

12 See Notes to Porfolio of Investments.

-------------------------------------------------------------------------------

                                            NUMBER OF           MARKET
                                              SHARES             VALUE
                                          --------------     ---------------
FOODS (CONTINUED)
Wrigley (Wm.) Jr. Co. ...................      1,200         $    60,060
                                                             -----------
                                                                 811,935
                                                             -----------

FOOTWEAR (0.1%)
NIKE, Inc. - Class B ....................      1,500              74,040
Reebok International Ltd. + .............      1,800              37,368
                                                             -----------
                                                                 111,408
                                                             -----------

GAMING, LOTTERY, & PARI-MUTUEL (0.0%)
Harrah's Entertainment, Inc. + ..........        800              23,304
                                                             -----------

GOLD/PRECIOUS METALS MINING (0.2%)
Agnico-Eagle Mines Ltd. .................      9,100              88,543
Barrick Gold Corp. ......................      1,800              28,062
Homestake Mining Co. ....................     12,400             101,680
Newmont Mining Corp. ....................        900              20,880
Placer Dome, Inc. .......................      1,800              20,538
                                                             -----------
                                                                 259,703
                                                             -----------

HARDWARE & TOOLS (0.0%)
Black & Decker Corp. ....................        700              23,163
Stanley Works (The) .....................        400              15,328
                                                            ------------
                                                                  38,491
                                                            ------------

HEALTH CARE - DIVERSIFIED (2.2%)
Abbott Laboratories .....................      8,600             455,628
American Home Products Corp. ............      7,200             401,976
Bristol-Myers Squibb Co. ................     10,800             577,260
Johnson & Johnson .......................     16,374             948,218
                                                            ------------
                                                               2,383,082
                                                            ------------

HEALTH CARE - DRUGS (0.2%)
ICN Pharmaceuticals, Inc. ...............      4,600             111,366
King Pharmaceuticals, Inc. + ............      1,233              48,075
Medicis Pharmaceutical Corp. + ..........      1,500              86,535
                                                            ------------
                                                                 245,976
                                                            ------------

HEALTH CARE - DRUGS/PHARMACEUTICALS (3.5%)
Allergan, Inc. ..........................      1,000              71,790
Cell Therapeutics, Inc. + ...............      1,300              39,039
CIMA Labs Inc. + ........................      2,900             156,745
Eli Lilly & Co. .........................      6,300             481,950
Forest Laboratories, Inc. - Class A + ...      1,400             104,132
Guilford Pharmaceuticals Inc. + .........      6,800              73,848
Merck & Co., Inc. .......................     12,700             810,387
Pfizer, Inc. ............................     34,100           1,428,790
Pharmacia Corp. .........................      5,994             242,877
QLT Inc. + ..............................      2,100              48,174
Schering-Plough Corp. ...................      8,100             301,158
Taro Pharmaceutical Industries Ltd. + ...      1,900              79,990
                                                            ------------
                                                               3,838,880
                                                            ------------

HEALTH CARE - HOSPITAL MANAGEMENT (0.5%)
Community Health Care + .................      3,700              92,500
HCA Inc. ................................      3,000             118,980
LifePoint Hospitals, Inc. + .............      3,100              96,658
Tenet Healthcare Corp. + ................      3,200             184,064
                                                            ------------
                                                                 492,202
                                                            ------------

HEALTH CARE - LONG TERM CARE (0.0%)
Manor Care, Inc. + ......................      1,000              23,360
                                                            ------------

HEALTH CARE - MANAGED CARE (0.4%)
Aetna Inc. ..............................        700              19,348
CIGNA Corp. .............................        900              65,610
Oxford Health Plans, Inc. + .............      6,600             155,496
UnitedHealth Group Inc. .................      2,500             164,375
Wellpoint Health Networks, Inc. + .......        500              55,795
                                                            ------------
                                                                 460,624
                                                            ------------

HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (1.0%)
AmerisourceBergen Corp. + ...............        600              38,136
Bard (C.R.) Inc. ........................        300              16,470
Bausch & Lomb, Inc. .....................        600              19,536
Baxter International, Inc. ..............      3,200             154,784
Becton, Dickinson & Co. .................      1,200              42,960
Biomet, Inc. ............................      1,500              45,750
Boston Scientific Corp. + ...............      1,500              34,110
Guidant Corp. + .........................      1,600              66,416
Lumenis Ltd. + ..........................      8,800             175,120
Medtronic, Inc. .........................      6,500             261,950
Oakley, Inc. + ..........................     11,000             117,480
St. Jude Medical, Inc. + ................        500              35,500
Stryker Corp. ...........................      1,000              56,240
Zimmer Holdings, Inc. + .................      1,040              32,146
                                                            ------------
                                                               1,096,598
                                                            ------------

HEALTH CARE - SPECIAL SERVICES (0.6%)
Apria Healthcare Group, Inc. + ..........      9,700             223,100
Array Biopharma Inc. + ..................      8,700              89,610
DaVita, Inc. + ..........................      5,250              95,550
FuelCell Energy, Inc. + .................      5,500              85,965
Healthsouth Corp. + .....................      2,300              29,946
Lincare Holdings Inc. + .................      2,800              71,960
                                                            ------------
                                                                 596,131
                                                            ------------
HOMEBUILDING (0.0%)
Centex Corp. ............................        600              22,956
                                                            ------------

HOUSEHOLD FURNISHINGS & APPLIANCES (0.2%)
Ethan Allen Interiors, Inc. .............      4,400             140,844
Leggett & Platt, Inc. ...................      1,000              21,670
Maytag Corp. ............................        700              19,516
Whirlpool Corp. .........................        700              41,314
                                                            ------------
                                                                 223,344
                                                            ------------

HOUSEHOLD PRODUCTS - NON-DURABLE (1.0%)
Church & Dwight Co., Inc. ...............      4,200             109,200
Clorox Co. ..............................      1,300              46,410
Colgate-Palmolive Co. ...................      2,900             166,808
Dial Corp. ..............................      6,450             107,586
Kimberly-Clark Corp. ....................      2,800             155,428
Procter & Gamble Co. ....................      7,200             531,216
                                                            ------------
                                                               1,116,648
                                                            ------------

HOUSEWARES (0.1%)
Fortune Brands, Inc. ....................      1,500              55,275

                                        See Notes to Porfolio of Investments. 13

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001
BALANCED (CONTINUED)
------------------------------------------------------------------------------

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                        ------------       ------------
HOUSEWARES (CONTINUED)
Newell Rubbermaid Inc. ...............         1,400       $     38,696
Tupperware Corp. .....................         1,400             28,546
                                                           ------------
                                                                122,517
                                                           ------------
INSURANCE - LIFE/HEALTH (0.4%)
AFLAC, Inc. ..........................         2,900             70,934
Conseco, Inc. ........................         8,000             23,920
Jefferson-Pilot Corp. ................           800             33,080
John Hancock Financial Services,
 Inc. ................................         2,400             81,792
Lincoln National Corp. ...............         1,000             42,350
MetLife, Inc. ........................         3,900            104,910
Torchmark Corp. ......................         1,500             55,545
UnumProvident Corp. ..................         2,100             47,103
                                                           ------------
                                                                459,634
                                                           ------------
INSURANCE - MULTI-LINE (1.1%)
American International Group, Inc. ...        14,145          1,111,797
Hartford Financial Services Group,
 Inc. ................................         1,300             70,200
Loews Corp. ..........................         1,000             50,800
                                                           ------------
                                                              1,232,797
                                                           ------------
INSURANCE - PROPERTY/CASUALTY (0.9%)
Allmerica Financial Corp. ............         3,600            140,400
Allstate Corp. (The) .................         4,000            125,520
Chubb Corp. ..........................         1,000             68,300
Cincinnati Financial Corp. ...........           700             26,040
HCC Insurance Holdings, Inc. .........         6,100            167,689
MBIA, Inc. ...........................           800             36,848
MGIC Investment Corp. ................         1,200             62,088
Mutual Risk Management Ltd. ..........        12,600            115,290
Progressive Corp. ....................           400             55,484
SAFECO Corp. .........................           600             18,504
St. Paul Co., Inc. ...................         1,150             52,785
XL Capital Ltd. ......................           700             60,802
                                                           ------------
                                                                929,750
                                                           ------------
INSURANCE BROKERS (0.3%)
Aon Corp. ............................         1,200             45,648
Gallagher (Arthur J.) & Co. ..........         3,100            113,274
Marsh & McLennan Co., Inc. ...........         1,200            116,100
                                                           ------------
                                                                275,022
                                                           ------------
INVESTMENT BANKING/BROKERAGE (0.7%)
Bear Stearns Co., Inc. (The) .........         1,000             54,000
Charles Schwab Corp. .................         7,700             99,176
Legg Mason, Inc. .....................         2,200             92,642
Lehman Brothers Holdings Inc. ........         2,500            156,150
Merrill Lynch & Co., Inc. ............         4,500            196,695
Waddell & Reed Financial Inc. - Class
 A....................................         4,700            119,803
                                                           ------------
                                                                718,466
                                                           ------------
INVESTMENT MANAGEMENT (0.1%)
Franklin Resources, Inc. .............         1,000             32,100
Stilwell Financial, Inc. .............         1,200             24,132
T. Rowe Price Group Inc. .............           700             19,432
                                                           ------------
                                                                 75,664
                                                           ------------
LEISURE TIME - PRODUCTS (0.2%)
Brunswick Corp. ......................         1,100             19,679
Harley-Davidson, Inc. ................         1,600             72,416
Hasbro, Inc. .........................         1,000             16,570
Mattel, Inc. .........................         2,900             54,897
                                                           ------------
                                                                163,562
                                                           ------------
LODGING - HOTELS (0.1%)
Carnival Corp. .......................         3,300             71,874
Hilton Hotels Corp. ..................         1,400             11,984
Marriott International, Inc. .........           900             28,197
Starwood Hotels & Resorts Worldwide,
 Inc. ................................         1,700             37,468
                                                           ------------
                                                                149,523
                                                           ------------
MACHINERY - DIVERSIFIED (0.2%)
Caterpillar, Inc. ....................         1,900             84,968
Deere & Co. ..........................         2,200             81,378
Ingersoll-Rand Co. ...................           500             18,650
                                                           ------------
                                                                184,996
                                                           ------------
MANUFACTURING - DIVERSIFIED (1.2%)
Crane Co. ............................           400              8,192
Danaher Corp. ........................           900             50,166
Eaton Corp. ..........................           400             26,176
Honeywell International Inc. .........         4,425            130,759
Illinois Tool Works, Inc. ............         1,600             91,520
ITT Industries, Inc. .................           800             38,472
Johnson Controls, Inc. ...............           600             43,392
Minnesota Mining and Manufacturing Co.
 (3M).................................         2,100            219,198
Parker-Hannifin Corp. ................           600             21,540
Pentair, Inc. ........................         3,100             98,425
Textron, Inc. ........................           700             22,155
Thermo Electron Corp. + ..............         2,000             42,280
Tyco International Ltd. ..............         8,503            417,837
United Technologies Corp. ............         2,600            140,114
                                                           ------------
                                                              1,350,226
                                                           ------------
MANUFACTURING - SPECIALIZED (0.2%)
Avery Dennison Corp. .................           300             13,890
Diebold, Inc. ........................         4,600            166,980
                                                           ------------
                                                                180,870
                                                           ------------
METALS MINING (0.0%)
Freeport-McMoRan Copper & Gold, Inc. +         1,000             11,100
 Inco Ltd. + .........................         1,000             13,640
                                                           ------------
                                                                 24,740
                                                           ------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (0.7%)
Dynegy Inc. - Class A ................         2,600             93,340
El Paso Corp. ........................         2,753            135,062
Enron Corp. ..........................         4,000             55,600
KeySpan Energy Corp. .................           800             26,544
Kinder Morgan, Inc. ..................         1,100             54,593
NiSource Inc. ........................         1,500             35,625
Peoples Energy Corp. .................           800             30,632
Sempra Energy ........................         2,400             56,160
Southwest Gas Corp. ..................         5,700            117,420


14 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                        ------------       ------------
NATURAL GAS - DISTRIBUTION - PIPE LINE (CONTINUED)
Williams Co.'s, Inc. (The) ...........         4,300       $    124,141
                                                           ------------
                                                                729,117
                                                           ------------
OFFICE EQUIPMENT & SUPPLIES (0.0%)
Pitney Bowes, Inc. ...................         1,400             51,324
                                                           ------------
OIL & GAS - DRILLING & EQUIPMENT (0.2%)
Baker Hughes Inc. ....................         1,700             60,911
Global Industries Ltd. + .............         5,700             40,299
Nabors Industries, Inc. + ............           800             24,592
Noble Drilling Corp. + ...............         1,500             45,825
Rowan Co., Inc. + ....................           400              6,756
Transocean Sedco Forex Inc. ..........         1,700             51,255
                                                           ------------
                                                                229,638
                                                           ------------
OIL & GAS - EXPLORATION/PRODUCTION (0.9%)
Anadarko Petroleum Corp. .............         1,318             75,192
Apache Corp. .........................         1,200             61,920
Burlington Resources, Inc. ...........         2,000             74,500
Devon Energy Corp. ...................         1,700             65,110
EOG Resources, Inc. ..................         1,000             35,370
Kerr-McGee Corp. .....................           500             28,800
Pioneer Natural Resources Co. + ......         8,900            151,389
St. Mary Land & Exploration Co. ......         7,000            143,290
Unocal Corp. .........................         1,300             41,860
Vintage Petroleum, Inc. ..............         8,200            143,418
XTO Energy, Inc. .....................         7,350            132,300
                                                           ------------
                                                                953,149
                                                           ------------
OIL & GAS - REFINING & MARKETING (0.0%)
Ashland Oil Inc. .....................           400             16,104
Sunoco, Inc. .........................           900             33,687
                                                           ------------
                                                                 49,791
                                                           ------------
OIL - DOMESTIC INTEGRATED (0.9%)
Amerada Hess Corp. ...................         1,000             58,750
ChevronTexaco Corp. ..................         6,010            532,185
Conoco Inc. ..........................         3,600             92,520
Occidental Petroleum Corp. ...........         3,300             83,556
Phillips Petroleum Co. ...............         2,060            112,085
USX-Marathon Group ...................         3,800            104,842
                                                           ------------
                                                                983,938
                                                           ------------
OIL - INTERNATIONAL INTEGRATED (1.9%)
Exxon Mobil Corp. ....................        37,788          1,490,737
Royal Dutch Petroleum Co. ............        11,700            590,967
                                                           ------------
                                                              2,081,704
                                                           ------------
PAPER & FOREST PRODUCTS (0.4%)
Boise Cascade Corp. ..................         4,300            122,808
Georgia-Pacific Corp. ................         1,300             36,088
International Paper Co. ..............         2,500             89,500
Louisiana-Pacific Corp. ..............        14,700            105,840
Mead Corp. ...........................           500             13,420
Westvaco Corp. .......................           400              9,820
Weyerhaeuser Co. .....................         1,100             54,901
Willamette Industries, Inc. ..........           600             28,110
                                                           ------------
                                                                460,487
                                                           ------------
PERSONAL CARE (0.2%)
Alberto-Culver Co. - Class B .........           900             38,025
Avon Products, Inc. ..................         1,300             60,879
Gillette Co. .........................         4,700            146,123
                                                           ------------
                                                                245,027
                                                           ------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ....................         1,500             38,355
Xerox Corp. ..........................         3,400             23,800
                                                           ------------
                                                                 62,155
                                                           ------------
POWER PRODUCERS - INDEPENDENT (0.0%)
Calpine Corp. + ......................         1,600             39,600
                                                           ------------
PUBLISHING (0.1%)
McGraw-Hill Co., Inc. (The) ..........         1,000             52,580
Meredith Corp. .......................           300              9,900
                                                           ------------
                                                                 62,480
                                                           ------------
PUBLISHING - NEWSPAPERS (0.2%)
Gannett Co., Inc. ....................         1,400             88,480
Journal Register Co. + ...............         4,500             77,400
New York Times Co. ...................           800             33,000
Tribune Co. ..........................         1,700             51,340
                                                           ------------
                                                                250,220
                                                           ------------
RAILROADS (0.2%)
Burlington Northern Santa Fe Corp. ...         2,200             59,114
CSX Corp. ............................         1,200             40,440
Norfolk Southern Corp. ...............         1,400             23,450
Union Pacific Corp. ..................         1,400             72,814
                                                           ------------
                                                                195,818
                                                           ------------
REIT DIVERSIFIED (0.1%)
Equity Office Properties Trust .......         2,400             68,400
Mack-Cali Realty Corp. ...............         2,900             89,900
                                                           ------------
                                                                158,300
                                                           ------------
RESTAURANTS (0.4%)
CBRL Group, Inc. .....................         4,500            112,995
Darden Restaurants, Inc. .............           900             28,818
McDonald's Corp. .....................         6,900            179,883
Starbucks Corp. + ....................         2,200             37,664
Tricon Global Restaurants, Inc. + ....           800             40,472
Wendy's International, Inc. ..........           900             23,670
                                                           ------------
                                                                423,502
                                                           ------------
RETAIL - BUILDING SUPPLIES (0.6%)
Home Depot, Inc. .....................        13,100            500,813
Lowe's Co., Inc. .....................         4,200            143,220
Sherwin-Williams Co. .................           800             19,488
                                                           ------------
                                                                663,521
                                                           ------------
RETAIL - COMPUTERS & ELECTRONICS (0.2%)
Best Buy Co., Inc. + .................         2,200            120,780
Circuit City Stores - Circuit City
 Group................................         1,100             15,092


                                       See Notes to Portfolio of Investments. 15

Growth & Income Funds
Portfolio of Investments -- October 31, 2001
Balanced (continued)
--------------------------------------------------------------------------------

                                          NUMBER OF            MARKET
                                            SHARES              VALUE
                                        --------------     ---------------
RETAIL - COMPUTERS & ELECTRONICS (CONTINUED)
RadioShack Corp. .....................         1,100       $     27,489
                                                           ------------
                                                                163,361
                                                           ------------
RETAIL - DEPARTMENT STORES (0.3%)
Dillards, Inc. .......................           700              9,065
Federated Department Stores, Inc. + ..         2,700             86,373
J.C. Penney Co., Inc. ................         3,200             69,504
Kohl's Corp. + .......................         1,800            100,098
May Department Stores Co. ............         1,500             47,175
                                                           ------------
                                                                312,215
                                                           ------------
RETAIL - DISCOUNTERS (0.0%)
Dollar General Corp. .................         1,700             24,293
Family Dollar Stores, Inc. ...........         1,000             28,860
                                                           ------------
                                                                 53,153
                                                           ------------
RETAIL - GENERAL MERCHANDISE CHAINS (1.4%)
Costco Wholesale Corp. + .............         2,300             87,009
Kmart Corp. + ........................         3,000             18,390
Sears, Roebuck & Co. .................         1,800             69,786
Target Corp. .........................         4,700            146,405
Wal-Mart Stores, Inc. ................        24,200          1,243,880
                                                           ------------
                                                              1,565,470
                                                           ------------
RETAIL - SPECIALITY (0.5%)
AutoZone, Inc. + .....................         1,000             58,530
Bed Bath & Beyond, Inc. + ............         1,400             35,084
Borders Group, Inc. + ................         5,800             90,422
Office Depot, Inc. + .................         3,400             46,240
Staples, Inc. + ......................         2,700             39,366
Toys "R" Us, Inc. + ..................         1,200             22,800
Venator Group, Inc. + ................         9,500            137,750
Zale Corp. + .........................         4,600            131,652
                                                           ------------
                                                                561,844
                                                           ------------
RETAIL SPECIALITY - APPAREL (0.3%)
AnnTaylor Stores Corp. + .............         4,100             90,200
Gap, Inc. (The) ......................         9,200            120,244
Limited, Inc. (The) ..................         2,400             26,760
TJX Companies, Inc. ..................         1,700             57,460
                                                           ------------
                                                                294,664
                                                           ------------
RETAIL STORES - DRUG STORE (0.2%)
CVS Corp. ............................         2,100             50,190
Walgreen Co. .........................         5,500            178,090
                                                           ------------
                                                                228,280
                                                           ------------
RETAIL STORES - FOOD CHAINS (0.3%)
Albertson's, Inc. ....................         2,100             67,011
Kroger Co. (The) + ...................         2,800             68,488
Pathmark Stores, Inc. + ..............         2,100             49,518
Safeway, Inc. + ......................         2,700            112,455
                                                           ------------
                                                                297,472
                                                           ------------
SAVINGS & LOAN COMPANIES (0.5%)
Charter One Financial, Inc. ..........         1,955             53,274
FirstFed Financial Corp. + ...........         3,900             86,736
Golden West Financial Corp. ..........           900             43,740
Roslyn Bancorp, Inc. .................         2,050             37,208
Washington Mutual Financial Corp. ....         4,797            144,821
Webster Financial Corp. ..............         4,100            124,435
                                                           ------------
                                                                490,214
                                                           ------------
SERVICES - ADVERTISING/MARKETING (0.1%)
Interpublic Group of Co.'s, Inc. .....         1,600             35,920
Omnicom Group, Inc. ..................         1,000             76,780
TMP Worldwide Inc. + .................           800             23,880
                                                           ------------
                                                                136,580
                                                           ------------
SERVICES - COMMERCIAL & CONSUMER (0.5%)
Cendant Corp. + ......................         4,200             54,432
Cintas Corp. .........................           700             28,294
Convergys Corp. + ....................           700             19,670
Crown Castle International Corp. + ...        13,600            159,120
H&R Block, Inc. ......................         1,000             34,080
IMS Health, Inc. .....................         2,300             49,151
Pittston Brink's Group ...............         2,550             49,087
United Rentals, Inc. + ...............         6,600            120,450
                                                           ------------
                                                                514,284
                                                           ------------
SERVICES - COMPUTER SYSTEMS (0.3%)
eFunds Corp. + .......................         5,300             82,150
Electronic Data Systems Corp. ........         2,400            154,488
Sabre Holdings Corp. + ...............         1,600             42,080
                                                           ------------
                                                                278,718
                                                           ------------
SERVICES - DATA PROCESSING (0.5%)
Automatic Data Processing, Inc. ......         3,300            170,478
Concord EFS, Inc. + ..................         2,400             65,688
Equifax, Inc. ........................           800             17,888
First Data Corp. .....................         2,200            148,654
Fiserv, Inc. + .......................         1,050             39,050
Paychex, Inc. ........................         1,925             61,715
                                                           ------------
                                                                503,473
                                                           ------------
SERVICES - EMPLOYMENT (0.0%)
Robert Half International, Inc. + ....         1,000             20,630
                                                           ------------
SPECIALITY PRINTING (0.0%)
Deluxe Corp. .........................           600             21,000
RR Donnelley & Sons Co. ..............         1,000             25,500
                                                           ------------
                                                                 46,500
                                                           ------------
STEEL (0.0%)
Nucor Corp. ..........................           700             28,910
Worthington Industries ...............           300              3,900
                                                           ------------
                                                                 32,810
                                                           ------------
TELEPHONE (1.8%)
ALLTEL Corp. .........................         1,700             97,138
BellSouth Corp. ......................        10,400            384,800
CenturyTel, Inc. .....................         1,500             47,400
SBC Communications, Inc. .............        18,727            713,686
Verizon Communications ...............        15,034            748,843
                                                           ------------
                                                              1,991,867
                                                           ------------


16 See Notes to Porfolio of Investments.

--------------------------------------------------------------------------------

                                          NUMBER OF            MARKET
                                           SHARES              VALUE
                                        ------------       ------------
TELEPHONE LONG DISTANCE (0.4%)
AT&T Corp. ...........................        18,500       $    282,125
McLeodUSA, Inc. - Class A + ..........         8,449              6,337
Sprint Corp. .........................         4,800             96,000
                                                           ------------
                                                                384,462
                                                           ------------
TEXTILES - APPAREL (0.0%)
Liz Claiborne, Inc. ..................           500             22,750
VF Corp. .............................           700             23,254
                                                           ------------
                                                                 46,004
                                                           ------------
TOBACCO (0.6%)
Philip Morris Co. Inc. ...............        12,100            566,280
UST, Inc. ............................           900             30,249
Vector Group Ltd. ....................         1,475             59,900
                                                           ------------
                                                                656,429
                                                           ------------
TRUCKERS (0.1%)
CNF Inc. .............................         3,200             70,688
                                                           ------------
TRUCKS & PARTS (0.0%)
Navistar International Corp. + .......           300              9,000
PACCAR, Inc. .........................           700             36,974
                                                           ------------
                                                                 45,974
                                                           ------------
WASTE MANAGEMENT (0.1%)
Allied Waste Industries, Inc. + ......         2,000             19,840
Waste Management, Inc. ...............         3,100             75,950
                                                           ------------
                                                                 95,790
                                                           ------------
TOTAL COMMON STOCKS
 (COST $58,764,459)                                          63,482,863
                                                           ------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
Hercules Trust II, 6.50%,
 06/30/29 i ..........................           304            106,400
                                                           ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (COST $170,240) .....................                          106,400
                                                           ------------
                                          PRINCIPAL
                                           AMOUNT
                                         -----------
LONG-TERM BONDS AND NOTES (40.0%)
CORPORATE BONDS (9.0%)
Adelphia Communications, 10.25%,
 06/15/11 * ..........................   $    95,000             87,875
Alcoa Inc., 7.38%, 08/01/10 * ........       105,000            118,286
American Tower Corp., 9.38%, 02/01/09
 *....................................        70,000             56,000
Anheuser-Busch Co.'s Inc., 5.63%,
 10/01/10 * ..........................       165,000            169,106
AT&T Wireless, 7.88%, 03/01/11 .......       115,000            123,659
Bank of America Corp., 2.67%, 10/22/04       460,000            459,657
Bank of America Corp., 7.40%, 01/15/11
 *....................................        30,000             32,976
Boeing Capital Corp., 7.38%, 09/27/10
 *....................................        80,000             88,829
Bombardier Capital Inc., 6.13%,
 06/29/06 * ++ .......................       120,000            124,940
Bombardier Capital Inc., 7.50%,
 10/17/05 ++..........................        85,000             92,317
Bristol-Myers Squibb Co., 5.75%,
 10/01/11 * ..........................       115,000            119,675
Calpine Canada Energy Fin., 8.50%,
 05/01/08.............................        50,000             50,822
Charter Commerce Holdings LLC,
 8.25%, 04/01/07 * ...................        95,000             89,300
Citigroup Inc., 6.50%, 01/18/11 * ....        55,000             58,598
Citigroup Inc., 6.75%, 12/01/05 * ....        45,000             49,215
Citizens Communications, 9.00%,
 08/15/31 ++..........................        65,000             69,761

                                          PRINCIPAL            MARKET
                                           AMOUNT              VALUE
                                         -----------       ------------
CORPORATE BONDS (CONTINUED)
ConAgra Foods, Inc., 7.50%,
 09/15/05 * ..........................   $   150,000       $    163,165
Conoco Funding Co., 5.45%,
 10/15/06 * ..........................       105,000            106,050
Consolidated Natural Gas Co.,
 6.85%, 04/15/11 * ...................        70,000             74,711
Countrywide Home Loans, Inc., 3.36%,
 10/23/06 ............................       315,000            314,718
Countrywide Home Loans, Inc.,
 6.85%, 06/15/04 * ...................       205,000            219,744
Cox Communications Inc., 6.85%,
 01/15/18 * ..........................       190,000            186,713
CSX Corp., 7.95%, 05/01/27 * .........       100,000            112,125
DaimlerChrysler NA Holdings Inc.,
 6.40%, 05/15/06 * ...................        95,000             95,474
Deere & Co., 7.13%, 03/03/31 * .......        60,000             62,114
Duke Energy Field Services, Inc.,
 7.88%, 08/16/10 * ...................       100,000            110,342
ERAC USA Finance Co., 7.35%, 06/15/08
 * ++ ................................       190,000            196,813
Ford Motor Credit Co., 4.23%,
 10/25/04 ............................       320,000            319,874
Ford Motor Credit Co., 6.38%,
 02/01/29 * ..........................       110,000             90,223
Ford Motor Credit Co., 6.88%,
 02/01/06 * ..........................        90,000             92,152
Ford Motor Credit Co., 7.38%,
 10/28/09 * ..........................        50,000             50,765
General Electric Capital Corp.,
 6.50%, 12/10/07 * ...................       200,000            217,788
General Electric Capital Corp.,
 7.38%, 01/19/10 * ...................       140,000            162,424
General Motors Acceptance Corp.,
 3.99%, 08/04/03 * ...................     1,500,000          1,477,500
GMAC Commercial Mortgage Corp.,
 6.88%, 09/15/11 # * .................       370,000            363,995
GMAC Commercial Mortgage Corp.,
 7.20%, 01/15/11 * ...................       195,000            198,011
Household Finance Corp., 3.12%,
 10/23/06 ............................       360,000            359,623
Household Finance Corp., 6.75%,
 05/15/11 * ..........................        85,000             88,706
International Lease Finance Corp.,
 3.78%, 10/18/04 .....................       285,000            285,054
International Lease Finance Corp.,
 6.75%, 11/03/03 * ...................       200,000            211,114
Kellogg Co., 6.60%, 04/01/11 * .......       150,000            158,913
Keyspan Gas East, 7.88%, 02/01/10 * ..        30,000             34,154
Kinder Morgan Energy, 6.75%,
 03/15/11 *...........................        20,000             21,104
Kraft Foods, Inc., 6.50%, 11/01/31 ...        85,000             85,867
Monumental Global Funding II,
 6.05%, 01/19/06 * ++ ................        75,000             78,321
Morgan Stanley Dean Witter & Co.,
 6.75%, 04/15/11 * ...................        50,000             52,420
Norfolk Southern Corp., 6.20%,
 04/15/09 * ..........................        95,000             95,727
Norfolk Southern Corp., 7.35%,
 05/15/07 * ..........................       120,000            132,958
Northrop Grumman Corp., 7.13%,
 02/15/11 * ..........................        80,000             85,564
Occidental Petroleum Corp., 8.45%,
 02/15/29 * ..........................        65,000             74,453
PP&L Transition Bond Co. LLC,
 7.05%, 06/25/09 * ...................       340,000            379,769
Progress Energy, Inc., 7.10%,
 03/01/11.............................        95,000            102,933
Qwest Capital Funding Inc., 7.25%,
 02/15/11 * ..........................       115,000            116,183
Qwest Communications International
 Inc., 7.50%, 11/01/08 * .............        75,000             77,797


                                            See Notes to Porfolio Investment. 17

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS-OCTOBER 31, 2001
BALANCED (CONTINUED)
--------------------------------------------------------------------------------

                                          PRINCIPAL             MARKET
                                           AMOUNT               VALUE
                                        --------------     ---------------
CORPORATE BONDS (CONTINUED)
Raytheon Co., 6.15%, 11/01/08 * ......   $   100,000       $    101,626
Saga Petroleum, 7.25%, 09/23/27 ......        90,000             94,428
Sprint Capital Corp., 6.00%, 01/15/07
 ++ ..................................       100,000             99,681
Tennessee Gas Pipeline, 7.00%,
 10/15/28 * ..........................        70,000             64,882
Textron Financial Corp., 5.95%,
 03/15/04 * ..........................       105,000            109,797
Textron Financial Corp., 7.13%,
 12/09/04 * ..........................        85,000             89,937
Transocean Offshore, 7.50%,
 04/15/31 ............................        65,000             65,528
United Technologies Corp., 7.13%,
 11/15/10 * ..........................        50,000             55,931
Wachovia Corp., 4.95%, 11/01/06 ......       115,000            114,942
WorldCom, Inc., 7.38%,
 01/15/06 * ++ .......................        65,000             68,467
WorldCom, Inc., 7.50%,
 05/15/11 * ++ .......................       115,000            117,584
                                                           ------------
TOTAL CORPORATE BONDS (COST $9,568,957)                       9,829,180
                                                           ------------
FOREIGN AND SUPRANATIONALS (0.9%)
France Telecom, 7.75%, 03/01/11 ++ ...       140,000            152,362
IMPSAT Fiber Networks Inc.,
 13.75%, 02/15/05 i ..................        98,000              8,820
Inter-American Development Bank,
 6.75%, 07/15/27 .....................       145,000            162,183
Metronet Communications,
 Zero Coupon, 06/15/08 ...............       205,000            110,700
Potash Corp. Saskatchewan, 7.75%,
 05/31/11.............................       100,000            109,767
Quebec (Province of), 7.50%,
 09/15/29 ............................        55,000             64,737
Telus Corp., 7.50%, 06/01/07 .........        40,000             42,681
Tyco International Group SA, 5.88%,
 11/01/04.............................       135,000            141,259
Tyco International Group SA, 6.13%,
 11/01/08.............................        95,000             97,540
Vodafone AirTouch Plc, 7.75%, 02/15/10
 ++...................................        18,000             19,942
                                                           ------------
TOTAL FOREIGN AND SUPRANATIONALS (COST $1,004,077)              909,991
                                                           ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (0.7%)
First Union NB-Bank of America - Class
 A2, 6.14%, 12/15/10 * ...............       300,000            310,219
LB-UBS Commercial Mortgage Trust -
 Class A2, 7.37%, 06/15/10 * .........       200,000            222,819
Vendee Mortgage Trust - Class B,
 6.75%, 11/15/14 * ...................       240,000            249,149
TOTAL NON-AGENCY MORTGAGE-BACKED                           ------------
 SECURITIES (COST $758,000)                                     782,187
                                                           ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (26.9%)
Federal Home Loan Mortgage Corp.,
 5.50%, 07/15/06 .....................       142,000            151,141
Federal Home Loan Mortgage Corp.,
 5.50%, 09/15/11 * ...................       785,000            821,550
Federal Home Loan Mortgage Corp.,
 6.00%, 12/15/31 # ...................     6,600,000          6,686,658
Federal Home Loan Mortgage Corp.,
 6.50%, 11/15/29 # ...................     4,620,000          4,749,961
Federal Home Loan Mortgage Corp.,
 7.50%, 12/01/11 * ...................       136,609            144,677
Federal National Mortgage Assoc.,
 4.38%, 10/15/06 .....................     1,058,000          1,072,991
Federal National Mortgage Assoc.,
 5.50%, 12/25/16 # ...................     2,100,000          2,126,250
Federal National Mortgage Assoc.,
 6.00%, 05/15/11 * ...................     1,200,000          1,300,308
Federal National Mortgage Assoc.,
 6.00%, 12/25/16 # ...................       600,000            616,686
Federal National Mortgage Assoc.,
 6.50%, 11/01/13 * ...................       331,315            345,151
Federal National Mortgage Assoc.,
 6.50%, 11/01/28 .....................        81,700             84,278
Federal National Mortgage Assoc.,
 6.63%, 11/15/30 .....................       765,000            871,503
Federal National Mortgage Assoc.,
 7.50%, 07/01/11 * ...................        75,319             79,720
Federal National Mortgage Assoc.,
 7.50%, 10/01/30-11/01/30 ............       538,881            564,305
Federal National Mortgage Assoc.,
 7.50%, 12/25/31 # ...................       300,000            314,157
Federal National Mortgage Assoc.,
 8.00%, 12/15/30 # ...................       360,000            380,700
Federal National Mortgage Assoc.,
 8.50%, 11/01/23-01/01/25 ............       732,098            785,642
Federal National Mortgage Assoc.,
 9.50%, 10/01/16 .....................       334,151            364,057
Government National Mortgage Assoc.,
 6.38%, 04/20/28 .....................        88,139             90,632
Government National Mortgage Assoc.,
 6.50%, 12/15/31 # ...................     2,500,000          2,582,025
Government National Mortgage Assoc.,
 7.00%, 11/22/29 # ...................     1,960,000          2,045,750
Government National Mortgage Assoc.,
 7.50%, 12/15/23 .....................     1,210,617          1,281,354
Government National Mortgage Assoc.,
 7.50%, 11/01/29 # ...................       560,000            588,526
Government National Mortgage Assoc.,
 7.50%, 11/20/30 .....................       348,598            365,048
Government National Mortgage Assoc.,
 8.00%, 12/15/17 * ...................       241,782            258,782
Government National Mortgage Assoc.,
 8.00%, 07/15/24 .....................       541,662            578,051
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED               ------------
 SECURITIES (COST $28,608,896)                               29,249,903
                                                           ------------
U.S. GOVERNMENT OBLIGATIONS (2.5%)
U.S. Treasury Bond, 6.13%,
 08/15/29 * ..........................       550,000            635,338
U.S. Treasury Bond, 6.25%,
 05/15/30 * ..........................        71,000             84,523
U.S. Treasury Bond, 8.13%,
 05/15/21 * ..........................       215,000            297,136
U.S. Treasury Note, 7.50%,
 11/15/01 * ..........................     1,695,000          1,698,170
                                                           ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
 (COST $2,601,677)                                            2,715,167
                                                           ------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $42,541,607)                                          43,486,428
                                                           ------------

18 See Notes to Portfolio of Investments.

                                          PRINCIPAL            MARKET
                                           AMOUNT              VALUE
                                        ------------       ------------
SHORT-TERM INVESTMENTS (21.1%)
Countrywide Home Loans, Inc., 2.70%,
 11/01/01 ............................   $ 2,354,000       $  2,354,000
DaimlerChrysler NA Holdings Inc.,
 2.55%, 01/18/02 * ...................     2,500,000          2,496,200
Federal Home Loan Bank, 3.45%,
 10/02/02 * ..........................     4,000,000          4,010,000
Federal Home Loan Mortgage Corp.,
 2.13%, 01/24/02 .....................     3,000,000          2,985,000
Federal Home Loan Mortgage Corp.,
 2.30%, 11/20/01 .....................     2,914,000          2,910,463
Pertroleum Geo-Services, 3.62%,
 03/20/02 ............................       171,000            170,321
Sears Roebuck Acceptance Corp.,
 3.00%, 11/15/01 * ...................     2,500,000          2,497,083
Texaco Utilities, 2.90%, 11/07/01 * ..     2,000,000          1,999,033
U.S. Treasury Bill, 2.03%,
 04/04/02 @ ..........................       500,000            496,250
WorldCom, Inc., 3.74%, 11/26/01 * ....     3,000,000          2,999,165
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS
 (COST $22,910,382)                                          22,917,515
                                                           ============
TOTAL INVESTMENTS (COST
$124,386,688)(A)                                           129,993,206
OTHER ASSETS LESS LIABILITIES                               (21,232,830)
                                                           ------------
TOTAL NET ASSETS                                           $108,760,376
                                                           ------------

Notes to Porfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $128,035,127. Unrealized gains and losses, based on identified tax cost at October 31, 2001, are as follows:
Unrealized gains .....................                      $ 8,441,587
Unrealized losses ....................                       (6,483,508)
                                                           ------------
 Net unrealized gain .................                      $ 1,958,079
                                                           ============

Acquisition date and cost concerning illiquid securities at October 31, 2001 is shown below:
                                           ACQUISITION
                                              DATE              COST
                                           -----------     -------------
Hercules Trust II (Convertible
  Preferred Stock), 06/30/29 .........      11/09/00           $170,240
IMPSAT Fiber Networks Inc., 13.75%,
  02/15/05 ...........................      02/11/00             98,000
Independent Energy Holdings
  Plc - ADR ..........................      03/30/92            138,523
                                                           ------------
                                                               $406,763
                                                           ============


The market value of the total illiquid securities above is $115,272 which represents 0.11% of the total net assets.


Information concerning open futures contracts at October 31, 2001 is shown below:
                                       NOTIONAL
                          NO. OF        MARKET      EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------  ---------------
    LONG CONTRACTS
----------------------
Russell 2000 Index
Futures ..............      14        $3,000,550      Dec 01       $   85,518
U.S. 20 Year Treasury
Bond..................      22         2,429,625      Dec 01          135,671
                                     -----------                 ------------
                                      $5,430,175                   $  221,189
                                     ===========                 ============

                                      NOTIONAL
                         NO. OF        MARKET      EXPIRATION    UNREALIZED
                        CONTRACTS      VALUE          DATE       GAIN/(LOSS)
                        ---------  --------------  ----------  ---------------
   SHORT CONTRACTS
----------------------
U.S. 2 Year Treasury
Bond .................      8     $   (1,697,625)    Dec 01   $      (44,165)
U.S. 5 Year Treasury
Bond .................     56         (6,152,125)    Dec 01         (197,351)
U.S. 10 Year Treasury
Bond .................     32         (3,568,500)    Dec 01         (166,526)
                                  --------------              --------------
                                  $  (11,418,250)             $     (408,042)
                                  ==============              ==============



                                           See Notes to Financial Statements. 19

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
BALANCED (CONTINUED)
-------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)



Information concerning the following swap contracts at October 31, 2001 is shown below:


SWAP COUNTER PARTY         LEHMAN BROTHERS (LEHMANS)

Notional Principal:        $250,000

Fund will pay:             Notional amount times (1 month LIBOR plus 1.20%)
                           times actual days divided by 360

Effective LIBOR rate:      2.55%

Fund will receive:         Notional amount times Index Return(b). Positive
                           amounts are paid to the Fund. The absolute value of negative amounts are paid to Lehmans.

Index:                     Lehman U.S. High Yield Index

Payment Dates:             Monthly on the 5th

Net unrealized
 gain/(loss):              $1,922

Termination date:          April 1, 2002


SWAP COUNTER PARTY         MERRILL LYNCH CAPITAL SERVICES (MLCS)

Notional Principal:        $1,220,000

Fund will pay:             Notional amount times (3 month LIBOR plus 0.95%)
                           times actual days divided by 360

Effective LIBOR rate:      2.59%

Fund will receive:         Notional amount times Index Return(b). Positive
                           amounts are paid to the Fund. The absolute value of negative amounts are paid to MLCS.

Index:                     Merrill Lynch High Yield Master Index

Payment Dates:             Quarterly on the 2nd

Net unrealized
 gain/(loss):              $24,850

Termination date:          July 2, 2002


SWAP COUNTER PARTY         GOLDMAN SACHS

Notional Principal:        $250,000

Fund will pay:             Notional amount times (1 month LIBOR plus 1.20%)
                           times actual days divided by 360

Effective LIBOR rate:      2.59%

Fund will receive:         Notional amount times Index Return(b). Positive
                           amounts are paid to the Fund. The absolute value of negative amounts are paid to Lehmans.

Index:                     Lehman Brothers High Yield Index

Payment Dates:             Monthly on the 2nd

Net unrealized
 gain/(loss):              $4,074

Termination date:          April 1, 2002


(b) Index return calculation: (Ending Index Level - Starting Index Level) / Starting Index Level.
+   Non-income producing security.
i This security has been determined to be illiquid under guidelines established by the Board of Directors.
* Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 2001.
# When-issued or delayed delivery security. The cost of these securities is $20,016,028.
++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 2001.

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
LIBOR - London Inter-Bank Offer Rate. The interest rate that the largest international banks charge each other for loans (usually in Eurodollars).

Category percentages are based on net assets.


20 See Notes to Financial Statements.

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
GROWTH AND INCOME
--------------------------------------------------------------------------------

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                            -----------       ------------
COMMON STOCKS (96.4%)
UNITED STATES (93.5%)
AEROSPACE/DEFENSE (2.0%)
Alliant Techsystems Inc. + ................       1,650       $    143,979
General Dynamics Corp. ....................      32,200          2,627,520
Lockheed Martin Corp. .....................      54,400          2,653,088
Northrop Grumman Corp. ....................      18,700          1,869,065
Precision Castparts Corp. .................       2,700             61,398
                                                              ------------
                                                                 7,355,050
                                                              ------------
AIR FREIGHT (0.1%)
FedEx Corp. + .............................      12,700            521,716
                                                              ------------
AUTO PARTS & EQUIPMENT (0.1%)
Gentex Corp. + ............................       9,100            216,580
Lear Corp. + ..............................       5,300            162,710
                                                              ------------
                                                                   379,290
                                                              ------------
BANKS - MAJOR REGIONAL (0.8%)
SouthTrust Corp. ..........................      82,100          1,860,386
Union Planters Corp. ......................      25,500          1,032,750
                                                              ------------
                                                                 2,893,136
                                                              ------------
BANKS - MONEY CENTER (1.6%)
Bank of America Corp. .....................      95,600          5,639,444
Wachovia Corp. ............................      10,700            306,020
                                                              ------------
                                                                 5,945,464
                                                              ------------
BANKS - REGIONAL (0.9%)
First Tennessee National Corp. ............      30,600          1,057,230
Hibernia Corp. ............................       2,700             41,040
Marshall & Ilsley Corp. ...................      11,900            697,816
North Fork Bancorp, Inc. ..................      35,700            996,030
Pacific Century Financial Corp. ...........       3,300             76,890
UnionBanCal Corp. .........................      16,000            534,240
                                                              ------------
                                                                 3,403,246
                                                              ------------
BEVERAGES - ALCOHOLIC (0.2%)
Constellation Brands, Inc. + ..............      20,400            837,216
Coors (Adolph) Co. ........................         700             34,825
                                                              ------------
                                                                   872,041
                                                              ------------
BEVERAGES - NON-ALCOHOLIC (3.2%)
Coca-Cola Co. (The) .......................      39,400          1,886,472
Pepsi Bottling Group, Inc. (The) ..........      74,600          3,467,408
PepsiCo, Inc. .............................     126,400          6,156,944
                                                              ------------
                                                                11,510,824
                                                              ------------
BIOTECHNOLOGY (0.9%)
Aviron + ..................................       2,400             79,920
Chiron Corp. + ............................      35,600          1,915,992
Invitrogen Corp. + ........................      16,300            999,842
NPS Pharmaceuticals, Inc. + ...............       2,300             83,099
OSI Pharmaceuticals, Inc. + ...............       2,400            109,632
Protein Design Labs, Inc. + ...............       5,000            165,050
XOMA Ltd. + ...............................       7,600             56,772
                                                              ------------
                                                                 3,410,307
                                                              ------------
BROADCASTING - TV, RADIO & CABLE (0.4%)
EchoStar Commerce + .......................      61,200          1,419,228
                                                              ------------
CELLULAR/WIRELESS TELECOMMUNICATIONS
 (0.1%)
Powerwave Technologies, Inc. + ............       2,500             38,250
Western Wireless Corp. + ..................       4,900            142,933
                                                              ------------
                                                                   181,183
                                                              ------------
CHEMICALS (0.3%)
Cabot Corp. ...............................       1,900             63,650
Eastman Chemical Co. ......................      33,900          1,163,109
                                                              ------------
                                                                 1,226,759
                                                              ------------
CHEMICALS - SPECIALITY (0.1%)
International Flavors & Fragrances, Inc. ..       7,300            208,130
Millennium Chemicals, Inc. ................      13,300            126,749
                                                              ------------
                                                                   334,879
                                                              ------------
COMMUNICATIONS EQUIPMENT (1.6%)
American Tower Corp. + ....................       9,700            106,894
Harris Corp. ..............................      36,400          1,247,792
PanAmSat Corp. + ..........................      20,400            432,072
Qualcomm Inc. + ...........................      74,700          3,669,264
SonicWALL, Inc. + .........................       3,500             49,700
UTStarcom, Inc. + .........................       9,800            230,104
                                                              ------------
                                                                 5,735,826
                                                              ------------
COMPUTERS - HARDWARE (2.1%)
Dell Computer Corp. + .....................      81,600          1,956,768
International Business Machines Corp. .....      53,000          5,727,710
                                                              ------------
                                                                 7,684,478
                                                              ------------
COMPUTERS - NETWORKING (0.6%)
Cisco Systems, Inc. + .....................     129,200          2,186,064
Stellent, Inc. + ..........................       3,800             77,900
                                                              ------------
                                                                 2,263,964
                                                              ------------
COMPUTERS - PERIPHERALS (0.2%)
Oak Technology, Inc. + ....................       7,800             77,922
Storage Technology Corp. + ................      30,800            578,116
                                                              ------------
                                                                   656,038
                                                              ------------
COMPUTERS SOFTWARE/SERVICES (5.0%)
Affiliated Computer Services, Inc. + ......      30,500          2,685,525
BARRA, Inc. + .............................       1,300             60,125
Borland Software Corp. + ..................       9,600            107,424
Citrix Systems, Inc. + ....................      56,600          1,324,440
Computer Associates International, Inc. ...      21,700            670,964
Dendrite International, Inc. + ............       9,200             91,264
EarthLink, Inc. + .........................      11,500            168,475
Interwoven, Inc. + ........................      16,600            121,346
Microsoft Corp. + .........................     166,300          9,670,345
NetIQ Corp. + .............................       4,200            118,230
Network Associates, Inc. + ................       4,200             80,640
Symantec Corp. + ..........................      50,900          2,798,991
Titan Corp. (The) + .......................       5,500            143,715
                                                              ------------
                                                                18,041,484
                                                              ------------
CONSTRUCTION (0.1%)
Texas Industries, Inc. ....................       6,700            201,670
                                                              ------------
CONSUMER FINANCE (0.9%)
Capital One Financial Corp. ...............      25,300          1,045,143

                                      See Notes to Portfolio of Investments. 21

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
GROWTH AND INCOME (CONTINUED)
--------------------------------------------------------------------------------

                                             NUMBER OF           MARKET
                                              SHARES             VALUE
                                            -----------       ------------
UNITED STATES (CONTINUED)
CONSUMER FINANCE (CONTINUED)
Countrywide Credit Industries, Inc. ......       25,700       $  1,026,201
PMI Group, Inc. (The) ....................       18,400          1,020,280
                                                              ------------
                                                                 3,091,624
                                                              ------------
CONTAINERS/PACKAGING - PAPER (0.0%)
Packaging Corp. of America + .............        4,400             77,880
                                                              ------------
DISTRIBUTORS - FOOD & HEALTH (0.3%)
Supervalu, Inc. ..........................       49,500          1,056,330
                                                              ------------
ELECTRIC COMPANIES (2.9%)
Duke Energy Corp. ........................       78,100          2,999,821
Entergy Corp. ............................       54,300          2,109,555
FirstEnergy Corp. ........................       55,900          1,926,314
IDACORP, Inc. ............................        3,200            121,600
PPL Corp. ................................       54,300          1,854,345
Progress Energy, Inc. ....................       30,800          1,298,836
                                                              ------------
                                                                10,310,471
                                                              ------------
ELECTRICAL EQUIPMENT (3.5%)
C&D Technologies, Inc. ...................        4,200             87,024
General Electric Co. .....................      342,800         12,481,348
Littlefuse, Inc. + .......................        6,200            139,748
Three-Five Systems, Inc. + ...............        7,600            117,876
                                                              ------------
                                                                12,825,996
                                                              ------------
ELECTRONICS - DEFENSE (0.2%)
Mercury Computer Systems, Inc. + .........        1,800             84,888
Raytheon Co. .............................       23,000            741,750
                                                              ------------
                                                                   826,638
                                                              ------------
ELECTRONICS - SEMICONDUCTORS (1.5%)
Intel Corp. ..............................      142,400          3,477,408
International Rectifier Corp. + ..........       34,000          1,193,740
Texas Instruments, Inc. ..................       30,500            853,695
Vitesse Semiconductor Corp. + ............        4,500             42,480
                                                              ------------
                                                                 5,567,323
                                                              ------------
ENGINEERING & CONSTRUCTION (0.2%)
Jacobs Engineering Group, Inc. + .........        2,300            150,742
Shaw Group, Inc. + .......................       20,400            561,000
                                                              ------------
                                                                   711,742
                                                              ------------
ENTERTAINMENT (1.6%)
AOL Time Warner Inc. + ...................      149,600          4,669,016
Blockbuster Inc. - Class A ...............       44,800          1,123,584
                                                              ------------
                                                                 5,792,600
                                                              ------------
EQUIPMENT - SEMICONDUCTORS (1.3%)
Advanced Energy Industries, Inc. + .......        5,300            106,477
Applied Materials, Inc. + ................       29,700          1,013,067
KLA-Tencor Corp. + .......................       81,600          3,334,176
Varian Semiconductor Equipment
 Associates, Inc. + ......................        3,000             90,120
                                                              ------------
                                                                 4,543,840
                                                              ------------
FINANCIAL - DIVERSIFIED (6.6%)
Citigroup Inc. ...........................      175,000          7,966,000
Fannie Mae ...............................       91,200          7,383,552
Freddie Mac ..............................       89,300          6,056,326
Moody's Corp. ............................       68,000          2,360,960
                                                              ------------
                                                                23,766,838
                                                              ------------
FOODS (2.1%)
Dole Food Co., Inc. ......................        1,400             28,504
Kellogg Co. ..............................       95,400          2,909,700
Sara Lee Corp. ...........................      176,200          3,927,498
Smithfields Foods, Inc. + ................       30,600            644,130
Suiza Foods Corp. + ......................        1,400             82,558
                                                              ------------
                                                                 7,592,390
                                                              ------------
FOOTWEAR (0.0%)
Reebok International Ltd. + ..............        1,500             31,140
                                                              ------------
GAMING, LOTTERY, & PARI-MUTUEL (0.5%)
Harrah's Entertainment, Inc. + ...........       64,500          1,878,885
                                                              ------------
GOLD/PRECIOUS METALS MINING (0.2%)
Homestake Mining Co. .....................        8,800             72,160
Newmont Mining Corp. .....................       31,700            735,440
                                                              ------------
                                                                   807,600
                                                              ------------
HEALTH CARE - DIVERSIFIED (5.2%)
Abbott Laboratories ......................       20,400          1,080,792
American Home Products Corp. .............       44,100          2,462,103
Bristol-Myers Squibb Co. .................       95,600          5,109,820
IVAX Corp. + .............................       23,500            482,925
Johnson & Johnson ........................      168,600          9,763,626
                                                              ------------
                                                                18,899,266
                                                              ------------
HEALTH CARE - DRUGS (1.7%)
Barr Laboratories, Inc. + ................       27,200          1,980,160
ICN Pharmaceuticals, Inc. ................        4,200            101,682
King Pharmaceuticals, Inc. + .............       13,500            526,365
Medicis Pharmaceutical Corp. + ...........        2,400            138,456
Mylan Laboratories, Inc. .................       90,100          3,321,987
                                                              ------------
                                                                 6,068,650
                                                              ------------
HEALTH CARE - DRUGS/PHARMACEUTICALS (4.8%)
Cell Therapeutics, Inc. + ................        1,300             39,039
CIMA Labs Inc. + .........................        2,500            135,125
Forest Laboratories, Inc. - Class A + ....       31,900          2,372,722
Guilford Pharmaceuticals Inc. + ..........        5,800             62,988
Merck & Co., Inc. ........................       77,800          4,964,418
Pfizer, Inc. .............................      228,800          9,586,720
QLT Inc. + ...............................        1,800             41,292
                                                              ------------
                                                                17,202,304
                                                              ------------
HEALTH CARE - HOSPITAL MANAGEMENT (1.4%)
Community Health Care + ..................        3,200             80,000
LifePoint Hospitals, Inc. + ..............        2,600             81,068
Tenet Healthcare Corp. + .................       69,800          4,014,896
Universal Health Services, Inc. + ........       20,400            823,956
                                                              ------------
                                                                 4,999,920
                                                              ------------
HEALTH CARE - MANAGED CARE (1.4%)
Express Scripts, Inc. + ..................       25,500          1,043,970
Oxford Health Plans, Inc. + ..............        6,000            141,360
UnitedHealth Group Inc. ..................       35,900          2,360,425

22  See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                               NUMBER OF           MARKET
                                                SHARES             VALUE
                                              -----------       ------------
UNITED STATES (CONTINUED)
HEALTH CARE - MANAGED CARE (CONTINUED)
Wellpoint Health Networks, Inc. + ........         12,000       $  1,339,080
                                                                ------------
                                                                   4,884,835
                                                                ------------
HEALTH CARE - MEDICAL PRODUCTS/SUPPLIES (2.3%)
Baxter International, Inc. ...............         23,000          1,112,510
Beckman Coulter, Inc. ....................         11,500            488,405
Cytyc Corp. + ............................         20,400            534,888
Medtronic, Inc. ..........................         42,500          1,712,750
Oakley, Inc. + ...........................          9,400            100,392
St. Jude Medical, Inc. + .................         59,800          4,245,800
                                                                ------------
                                                                   8,194,745
                                                                ------------
HEALTH CARE - SPECIAL SERVICES (0.7%)
Apria Healthcare Group, Inc. + ...........          8,700            200,100
Array Biopharma Inc. + ...................          9,000             92,700
DaVita, Inc. + ...........................          5,200             94,640
FuelCell Energy, Inc. + ..................          5,000             78,150
Laboratory Corp. of America Holdings + ...         22,400          1,930,880
Lincare Holdings Inc. + ..................          2,300             59,110
                                                                ------------
                                                                   2,455,580
                                                                ------------
HOMEBUILDING (0.4%)
Centex Corp. .............................         14,700            562,422
D.R. Horton, Inc. ........................         22,200            496,170
Lennar Corp. .............................         13,700            496,762
                                                                ------------
                                                                   1,555,354
                                                                ------------
HOUSEHOLD FURNISHINGS & APPLIANCES (0.0%)
Ethan Allen Interiors, Inc. ..............          4,300            137,643
                                                                ------------
HOUSEHOLD PRODUCTS - NON-DURABLE (3.1%)
Church & Dwight Co., Inc. ................          7,200            187,200
Dial Corp. ...............................          6,100            101,748
Kimberly-Clark Corp. .....................         54,200          3,008,642
Procter & Gamble Co. .....................        105,100          7,754,278
                                                                ------------
                                                                  11,051,868
                                                                ------------
INSURANCE - LIFE/HEALTH (1.1%)
AFLAC, Inc. ..............................         93,200          2,279,672
John Hancock Financial Services, Inc. ....         53,000          1,806,240
                                                                ------------
                                                                   4,085,912
                                                                ------------
INSURANCE - MULTI-LINE (1.1%)
American International Group, Inc. .......         51,200          4,024,320
                                                                ------------
INSURANCE - PROPERTY/CASUALTY (1.6%)
Allmerica Financial Corp. ................          3,000            117,000
HCC Insurance Holdings, Inc. .............          6,100            167,689
MGIC Investment Corp. ....................         42,800          2,214,472
Mutual Risk Management Ltd. ..............         14,500            132,675
Old Republic International Corp. .........         51,000          1,293,870
Radian Group Inc. ........................         51,000          1,727,370
                                                                ------------
                                                                   5,653,076
                                                                ------------
INSURANCE BROKERS (0.3%)
Gallagher (Arthur J.) & Co. ..............         27,200            993,888
                                                                ------------
INVESTMENT BANKING/BROKERAGE (0.7%)
Legg Mason, Inc. .........................          2,000             84,220
Lehman Brothers Holdings Inc. ............         36,600          2,286,036
Waddell & Reed Financial Inc. - Class A ..          4,300            109,607
                                                                ------------
                                                                   2,479,863
                                                                ------------
LEISURE TIME - PRODUCTS (0.5%)
Harley-Davidson, Inc. ....................         27,800          1,258,228
Mattel, Inc. .............................         35,600            673,908
                                                                ------------
                                                                   1,932,136
                                                                ------------
MANUFACTURING - DIVERSIFIED (1.0%)
American Standard Companies, Inc. + ......         27,200          1,574,880
Graco, Inc. ..............................          5,600            182,000
Pentair, Inc. ............................          2,900             92,075
Tyco International Ltd. ..................         37,200          1,828,008
                                                                ------------
                                                                   3,676,963
                                                                ------------
MANUFACTURING - SPECIALIZED (0.0%)
Diebold, Inc. ............................          3,900            141,570
                                                                ------------
NATURAL GAS - DISTRIBUTION - PIPE LINE
 (1.4%)
Sempra Energy ............................         89,900          2,103,660
Williams Co.'s, Inc. (The) ...............        101,800          2,938,966
                                                                ------------
                                                                   5,042,626
                                                                ------------
OFFICE EQUIPMENT & SUPPLIES (0.2%)
Pitney Bowes, Inc. .......................         20,500            751,530
                                                                ------------
OIL & GAS - DRILLING & EQUIPMENT (0.6%)
BJ Services Co. + ........................         67,800          1,735,002
Global Industries Ltd. + .................          4,700             33,229
Helmerich & Payne, Inc. ..................         18,000            545,940
                                                                ------------
                                                                   2,314,171
                                                                ------------
OIL & GAS - EXPLORATION/PRODUCTION (0.2%)
Pioneer Natural Resources Co. + ..........          8,100            137,781
St. Mary Land & Exploration Co. ..........          7,700            157,619
Vintage Petroleum, Inc. ..................         10,100            176,649
XTO Energy, Inc. .........................          7,100            127,800
                                                                ------------
                                                                     599,849
                                                                ------------
OIL & GAS - REFINING & MARKETING (1.0%)
Sunoco, Inc. .............................         12,700            475,361
Ultramar Diamond Shamrock Corp. ..........         34,200          1,711,710
Valero Energy Corp. ......................         37,200          1,398,720
                                                                ------------
                                                                   3,585,791
                                                                ------------
OIL - DOMESTIC INTEGRATED (1.0%)
Amerada Hess Corp. .......................         17,600          1,034,000
USX-Marathon Group .......................         88,400          2,438,956
                                                                ------------
                                                                   3,472,956
                                                                ------------
OIL - INTERNATIONAL INTEGRATED (1.1%)
Exxon Mobil Corp. ........................         95,700          3,775,365
Tesoro Petroleum Corp. + .................         13,700            181,114
                                                                ------------
                                                                   3,956,479
                                                                ------------
PAPER & FOREST PRODUCTS (0.1%)
Boise Cascade Corp. ......................          3,200             91,392
Louisiana-Pacific Corp. ..................         20,500            147,600
                                                                ------------
                                                                     238,992
                                                                ------------
PUBLISHING - NEWSPAPERS (0.0%)
Journal Register Co. + ...................          4,100             70,520
                                                                ------------

                                      See Notes to Portfolio of Investments.  23

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
GROWTH AND INCOME (continued)
--------------------------------------------------------------------------------

                                               NUMBER OF           MARKET
                                                SHARES             VALUE
                                              -----------       ------------
UNITED STATES (CONTINUED)
RAILROADS (0.1%)
Union Pacific Corp. ......................          6,300       $    327,663
                                                                ------------
REIT DIVERSIFIED (0.0%)
Mack-Cali Realty Corp. ...................          2,500             77,500
                                                                ------------
RESTAURANTS (1.4%)
Brinker International, Inc. + ............        104,900          2,664,460
CBRL Group, Inc. .........................          5,100            128,061
Sonic Corp. + ............................          6,350            212,788
Tricon Global Restaurants, Inc. + ........         41,000          2,074,190
                                                                ------------
                                                                   5,079,499
                                                                ------------
RETAIL - BUILDING SUPPLIES (0.4%)
Lowe's Co., Inc. .........................         38,500          1,312,850
                                                                ------------
RETAIL - COMPUTERS & ELECTRONICS (0.2%)
Tech Data Corp. + ........................         16,000            683,040
                                                                ------------

RETAIL - GENERAL MERCHANDISE CHAINS (1.4%)
Sears, Roebuck & Co. .....................         20,300            787,031
Wal-Mart Stores, Inc. ....................         81,400          4,183,960
                                                                ------------
                                                                   4,970,991
                                                                ------------
RETAIL - SPECIALITY (1.9%)
AutoZone, Inc. + .........................         81,500          4,770,195
Borders Group, Inc. + ....................          5,700             88,863
Venator Group, Inc. + ....................        124,700          1,808,150
Zale Corp. + .............................          4,500            128,790
                                                                ------------
                                                                   6,795,998
                                                                ------------
RETAIL SPECIALITY - APPAREL (0.0%)
AnnTaylor Stores Corp. + .................          4,500             99,000
                                                                ------------
RETAIL STORES - FOOD CHAINS (1.3%)
Albertson's, Inc. ........................         39,100          1,247,681
Kroger Co. (The) + .......................         68,000          1,663,280
Pathmark Stores, Inc. + ..................          2,000             47,160
Safeway, Inc. + ..........................         45,200          1,882,580
                                                                ------------
                                                                   4,840,701
                                                                ------------
SAVINGS & LOAN COMPANIES (2.1%)
Dime Bancorp, Inc. .......................         49,300          1,670,284
FirstFed Financial Corp. + ...............          3,600             80,064
Golden State Bancorp, Inc. ...............         67,900          1,721,944
GreenPoint Financial Corp. ...............         52,600          1,685,830
Roslyn Bancorp, Inc. .....................          2,300             41,745
Washington Mutual Financial Corp. ........         80,200          2,421,238
Webster Financial Corp. ..................          4,300            130,505
                                                                ------------
                                                                   7,751,610
                                                                ------------
SERVICES - COMMERCIAL & CONSUMER (2.0%)
Cendant Corp. + ..........................        213,100          2,761,776
Crown Castle International Corp. + .......         12,300            143,910
H&R Block, Inc. ..........................        123,600          4,212,288
Pittston Brink's Group ...................          2,500             48,125
United Rentals, Inc. + ...................          8,700            158,775
                                                                ------------
                                                                   7,324,874
                                                                ------------
SERVICES - COMPUTER SYSTEMS (1.7%)
eFunds Corp. + ...........................          4,800             74,400
Electronic Data Systems Corp. ............         94,500          6,082,965
                                                                ------------
                                                                   6,157,365
                                                                ------------
SERVICES - DATA PROCESSING (1.2%)
Concord EFS, Inc. + ......................         12,100            331,177
First Data Corp. .........................         57,700          3,898,789
                                                                ------------
                                                                   4,229,966
                                                                ------------
TELEPHONE (3.1%)
SBC Communications, Inc. .................        122,000          4,649,420
Verizon Communications ...................        130,800          6,515,148
                                                                ------------
                                                                  11,164,568
                                                                ------------
TELEPHONE LONG DISTANCE (0.3%)
AT&T Corp. ...............................         61,100            931,775
McLeodUSA, Inc. - Class A + ..............         10,338              7,754
                                                                ------------
                                                                     939,529
                                                                ------------
TOBACCO (1.4%)
Philip Morris Co. Inc. ...................        103,100          4,825,080
Vector Group Ltd. ........................          1,160             47,108
                                                                ------------
                                                                   4,872,188
                                                                ------------
TRUCKERS (0.0%)
CNF Inc. .................................          2,800             61,852
                                                                ------------
TOTAL UNITED STATES (COST $330,314,444)                          338,077,881
                                                                ------------
FOREIGN COMMON STOCKS (2.9%)
AUSTRALIA (0.0%)
CSR Ltd. (Construction) ..................         15,700             49,989
Quantas Airways (Airlines) ...............         30,000             59,492
Santos Ltd. (Oil & Gas -
 Exploration/Production)..................         32,100            103,017
                                                                ------------
TOTAL AUSTRALIA                                                      212,498
                                                                ------------
BRAZIL (0.0%)
Empresa Brasileira de Aeronautica SA,
 ADR (Aerospace/Defense) .................          8,200            140,712
                                                                ------------
CANADA (0.3%)
Agnico-Eagle Mines Ltd. (Gold/Precious
 Metals Mining) ..........................          8,500             82,705
BCE Inc. (Telephone Long Distance) .......          6,000            132,661
Canadian National Railway Co.
 (Railroads)..............................          6,300            249,480
Celestica Inc. (Electronics -
 Semiconductors)..........................          2,200             75,504
Placer Dome, Inc. (Gold/Precious Metals
 Mining)..................................         39,000            444,990
                                                                ------------
TOTAL CANADA                                                         985,340
                                                                ------------
DENMARK (0.1%)
Novo Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals)...................          7,100            288,109
                                                                ------------
FINLAND (0.1%)
Nokia Oyj, ADR (Communications
 Equipment)...............................         12,300            252,273
                                                                ------------
FRANCE (0.2%)
Altran Technologies SA (Computers
 Software/Services).......................          3,200            146,994
Aventis SA (Health Care -
 Drugs/Pharmaceuticals)...................          3,600            265,076
Bouygues SA (Engineering & Construction)..          3,700            113,308

24 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------

                                               NUMBER OF           MARKET
                                                SHARES             VALUE
                                              -----------       ------------
France (continued)

Sanofi-Synthelabo SA (Health Care -
 Drugs/Pharmaceuticals) ...................         2,700       $    178,136
Total Fina Elf (Oil & Gas - Refining &
 Marketing) ...............................         1,400            196,713
                                                                ------------
TOTAL FRANCE                                                         900,227
                                                                ------------
GERMANY (0.1%)
Adidas-Salomon AG (Textiles - Apparel) ....         1,000             56,564
Karstadt AG (Retail - Department Stores) ..           800             25,544
Muenchener
 Rueckversicherungs-Gesellschaft AG
 (Insurance - Multi-Line) .................           600            158,829
SAP AG (Computers Software/Services) ......           300             30,804
                                                                ------------
TOTAL GERMANY                                                        271,741
                                                                ------------
HONG KONG (0.0%)
Global Crossing Ltd. (Telephone Long
 Distance) ................................        17,400             19,662
                                                                ------------
IRELAND (0.1%)
Bank of Ireland (Banks - Money Center) ....        28,173            249,948
                                                                ------------
ISRAEL (0.1%)
Check Point Software Technologies Ltd.
 (Computers Software/Services) ............         3,350             98,892
Lumenis Ltd. (Health Care - Medical
 Products/Supplies) .......................         8,200            163,180
Taro Pharmaceutical Industries Ltd.
 (Health Care - Drugs/Pharmaceuticals) ....         1,500             63,150
                                                                ------------
TOTAL ISRAEL                                                         325,222
                                                                ------------
ITALY (0.1%)
Autostrade SpA (Services - Commercial &
 Consumer) ................................        18,900            118,822
Banca Nazionale del Lavoro (Banks -
 Money Center) ............................        66,250            146,195
ENI SpA (Oil - International Integrated) ..         9,200            115,347
Saipem SpA (Engineering & Construction) ...        28,100            138,950
                                                                ------------
TOTAL ITALY                                                          519,314
                                                                ------------
JAPAN (0.6%)
Bridgestone Corp. (Auto Parts &
 Equipment) ...............................        12,000            113,133
Canon, Inc. (Electronics - Component
 Dist.) ...................................         5,000            145,419
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) ....................         1,200            139,700
Honda Motor Co. (Automobiles) .............         9,000            322,781
Marui Co., Ltd. (Retail - Department
 Stores) ..................................         6,000             81,222
Mitsubishi Corp. (Electronics -
 Component Dist.) .........................        15,000            114,946
Mitsui OSK Lines, Ltd. (Transportation -
 Miscellaneous) ...........................        35,000             84,351
Nintendo Co. Ltd. (Leisure Time -
 Products) ................................           600             92,545
Nissan Motor Co., Ltd. (Automobiles) ......        41,000            180,875
NTT DoCoMo, Inc. (Cellular/Wireless
 Telecommunications) ......................            12            162,739
Ricoh Co., Ltd. (Electronics - Component
 Dist.) ...................................         7,000            116,662
SEGA Corp. (Leisure Time - Products) ......         8,500            165,618
Seven Eleven Japan Co., Ltd. (Retail
 Stores - Food Chains) ....................         4,000            174,176
Sumitomo Chemical Co., Ltd. (Chemicals -
 Diversified) .............................        11,000             41,967
Sumitomo Mitsui Banking Corp. (Banks -
 Money Center) ............................        17,000            105,135
                                                                ------------
TOTAL JAPAN                                                        2,041,269
                                                                ------------
MEXICO (0.1%)
America Movil SA de CV - ADR
 (Cellular/Wireless Telecommunications) ...         8,600            129,000
Cemex SA de CV, ADR (Construction) ........         7,996            183,908
Wal-Mart de Mexico SA de CV (Retail -
 General Merchandise Chains) ..............        23,900             57,089
                                                                ------------
TOTAL MEXICO                                                         369,997
                                                                ------------
NETHERLANDS (0.1%)
Koninklijke Ahold NV (Retail Stores -
 Food Chains) .............................         5,420            152,605
Qiagen NV (Health Care - Medical
 Products/Supplies) .......................         7,200            130,349
                                                                ------------
TOTAL NETHERLANDS                                                    282,954
                                                                ------------
NORWAY (0.1%)
Gjensidige NOR Sparebank (Banks - Major
 Regional) ................................         2,400             67,421
Norske Skogindustrier ASA (Paper &
 Forest Products) .........................         6,500            101,729
Tandberg ASA (Communications Equipment) ...         3,300             59,264
                                                                ------------
TOTAL NORWAY                                                         228,414
                                                                ------------
SINGAPORE (0.0%)
Flextronics International Ltd.
 (Electrical Equipment) ...................         6,700            133,330
                                                                ------------
SPAIN (0.2%)
Banco Santander Central Hispano SA
 (Banks - Money Center) ...................        29,400            226,409
Grupo Ferrovial, SA (Engineering &
 Construction) ............................         6,400            118,749
Indra Sistemas, SA (Computer Technology) ..        17,800            136,276
Sogecable, SA (Broadcasting - TV, Radio
 & Cable) .................................         6,300            141,860
Telefonica Moviles, SA
 (Cellular/Wireless Telecommunications) ...        25,400            160,373
                                                                ------------
TOTAL SPAIN                                                          783,667
                                                                ------------
SWITZERLAND (0.1%)
Serono SA (Biotechnology) .................            40             31,625
Swisscom AG (Telephone Long Distance) .....           550            152,752
Tecan AG (Electronics - Component Dist.) ..           550             31,022
                                                                ------------
TOTAL SWITZERLAND                                                    215,399
                                                                ------------
TAIWAN (0.0%)
Taiwan Semiconductor Manufacturing Co.
 Ltd. (Electronics - Semiconductors) ......         7,400             95,534
                                                                ------------
UNITED KINGDOM (0.6%)
ARM Holdings Plc (Electronics -
 Semiconductors) ..........................        13,500             68,323
BAE Systems PLC (Aerospace/Defense) .......        24,600            119,491
Celltech Group Plc (Biotechnology) ........        11,900            155,236
Debenhams Plc (Retail - Department
 Stores) ..................................         9,200             48,166
Diageo Plc (Beverages - Alcoholic) ........        14,000            139,773

                                      See Notes to Portfolio of Investments.  25

GROWTH & INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001
GROWTH AND INCOME (CONTINUED)
--------------------------------------------------------------------------------

                                             NUMBER OF           MARKET
                                              SHARES              VALUE
                                           -------------     --------------
UNITED KINGDOM (CONTINUED)
Galen Holdings Plc (Health Care -
 Drugs/Pharmaceuticals).................          3,800       $     40,895
Legal & General Group Plc (Insurance -
 Life/Health)...........................         75,700            166,237
Lloyds TSB Group Plc, ADR (Financial -
 Diversified)...........................         14,200            143,318
Man Group Plc (Investment Banking/
 Brokerage).............................         15,900            256,207
Matalan Plc (Retail Speciality -
 Apparel)...............................          6,000             31,587
Northern Rock Plc (Banks - Major
 Regional)..............................         20,800            173,934
Oxford GlycoSciences Plc
 (Biotechnology)........................          2,400             16,579
Rentokil Initial Plc (Services -
 Commercial & Consumer) ................         20,700             74,508
Shire Pharmaceuticals Group Plc (Health
 Care - Drugs/Pharmaceuticals)..........          3,600            160,920
Telewest Communications Plc
 (Broadcasting - TV, Radio & Cable) ....        255,000            181,715
Vodafone AirTouch Plc (Cellular/Wireless
 Telecommunications)....................        167,578            387,497
                                                              ------------
TOTAL UNITED KINGDOM                                             2,164,386
                                                              ------------
TOTAL FOREIGN COMMON STOCKS
 (COST $10,407,759)                                             10,479,996
                                                              ------------
TOTAL COMMON STOCKS
 (COST $340,722,203)                                           348,557,877
                                                              ------------
WARRANTS (0.0%)
UNITED STATES (0.0%)
Dime Bancorp, Inc. (Savings & Loan
 Companies) +...........................         67,400             14,154
                                                              ------------
TOTAL WARRANTS (COST $21,930)                                       14,154
                                                              ------------

                                             PRINCIPAL
                                              AMOUNT
                                            -----------
LONG-TERM BONDS AND NOTES (0.0%)
CORPORATE BONDS (0.0%)
Devon Energy Corp., 4.90%, 08/15/08.....    $    39,000             39,464
                                                              ------------
TOTAL LONG-TERM BONDS AND NOTES
 (COST $22,816)                                                     39,464
                                                              ------------
SHORT-TERM INVESTMENTS (2.9%)
DaimlerChrysler NA Holdings Inc.,
 2.55%, 01/18/02........................      3,000,000          2,995,440
Houston Industries Finance Co., 3.12%,
 11/01/01...............................      7,251,000          7,251,000
U.S. Treasury Bill, 2.03%, 04/04/02 @...        200,000            198,500
Vantive Corp. (The), 4.75%, 09/01/02....         70,000             70,700
                                                              ------------

TOTAL SHORT-TERM INVESTMENTS
 (COST $10,518,951)                                             10,515,640
                                                              ------------

TOTAL INVESTMENTS (COST $351,285,900)(A)                       359,127,135

OTHER ASSETS LESS LIABILITIES                                    2,570,623
                                                              ------------

TOTAL NET ASSETS                                              $361,697,758
                                                              ============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $356,996,353. Unrealized gains and losses, based on identified tax cost at October 31, 2001, are as follows:

Unrealized gains............................................. $ 24,382,880
Unrealized losses............................................  (22,252,098)
                                                              ------------

  Net unrealized gain........................................ $  2,130,782
                                                              ============

Information concerning open futures contracts at October 31, 2001 is shown below:

                                     NOTIONAL
                         NO. OF       MARKET      EXPIRATION      UNREALIZED
                       CONTRACTS      VALUE          DATE         GAIN/(LOSS)
                       ---------   ------------   ----------     ------------
   LONG CONTRACTS
-------------------

CAC 40 Index Futures...    15      $    589,531      Dec 01      $     72,416

DAX Index Futures......     5           515,482      Dec 01            40,363

TOPIX Index Futures....     3           258,936      Dec 01             3,676
                                   ------------                  ------------

                                   $  1,363,949                  $    116,455
                                   ============                  ============

+  Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 2001.

ADR-American Depositary Receipt
REIT - Real Estate Investment Trust

Category percentages are based on net assets.

26 See Notes to Financial Statements.

GROWTH & INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                               BALANCED      GROWTH AND INCOME
                                             -------------  -------------------

ASSETS:
Investments, at market value ..............  $129,993,206     $ 359,127,135
Cash ......................................           812            15,451
Cash denominated in foreign currencies ....            --         1,536,402
Receivable for:
 Dividends and interest ...................       442,840           323,071
 Investments sold .........................     2,626,886        21,590,242
 Fund shares sold .........................        18,899         1,406,186
 Recoverable foreign taxes ................            --            18,904
 Variation margin .........................        44,550             7,766
 Unrealized appreciation on swap contracts.        30,846                --
Unrealized gain on forward foreign currency
 exchange contracts .......................            --             8,679
                                             ------------     -------------
     Total assets .........................   133,158,039       384,033,836
                                             ------------     -------------
LIABILITIES:
Payable for:
 Investments purchased ....................    22,726,400        18,679,972
 Fund shares redeemed .....................     1,539,116         3,340,190
 Investment advisory fees..................        75,105           215,104
 Administration service fees...............         9,388            31,460
 Distribution and shareholder service fees.        10,053            15,303
Unrealized loss on forward foreign currency
 exchange contracts........................            --             6,002
Other liabilities .........................        37,601            48,047
                                             ------------     -------------
     Total liabilities ....................    24,397,663        22,336,078
                                             ------------     -------------
     NET ASSETS ...........................  $108,760,376     $ 361,697,758
                                             ============     =============
NET ASSETS REPRESENTED BY:
Paid-in capital ...........................  $106,944,260     $ 461,258,043
Net unrealized gain on investments ........     5,450,515         7,967,071
Undistributed net investment income .......     1,267,525         1,086,394
Accumulated net realized loss on
 investments...............................    (4,901,924)     (108,613,750)
                                             ------------     -------------
     NET ASSETS ...........................  $108,760,376     $ 361,697,758
                                             ============     =============

Cost of investments .......................  $124,386,688     $ 351,285,900
Cost of cash denominated in foreign
 currencies................................  $         --     $   1,528,479


                                          See Notes to Financial Statements.  27

GROWTH & INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                               BALANCED      GROWTH AND INCOME
                                             -------------  -------------------

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
 Outstanding ..............................     6,511,452        31,040,856
 Net Assets ...............................  $ 71,759,340     $ 296,248,059
 Net Asset Value, offering and redemption
  price per share (net assets divided by
  shares outstanding) .....................  $      11.02     $        9.54
Class A:
 Outstanding ..............................     3,073,856         6,725,763
 Net Assets ...............................  $ 33,860,454     $  63,820,645
 Net Asset Value and redemption price per
  share (net assets divided by shares
  outstanding).............................  $      11.02     $        9.49
 Offering price (net asset value divided by
  1 minus maximum sales load)..............  $      11.69     $       10.07
Class B:
 Outstanding ..............................       119,550            72,335
 Net Assets ...............................  $  1,311,689     $     682,920
 Net Asset Value, offering and redemption
  price per share (net assets divided by
  shares outstanding) .....................  $      10.97     $        9.44
Class C:
 Outstanding ..............................       167,113           100,637
 Net Assets ...............................  $  1,828,893     $     946,134
 Net Asset Value, offering and redemption
  price per share (net assets divided by
  shares outstanding) .....................  $      10.94     $        9.40

28  See Notes to Financial Statements.

GROWTH & INCOME FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                               BALANCED      GROWTH AND INCOME
                                             -------------  -------------------
INVESTMENT INCOME:
Dividends .................................  $    897,340     $   4,657,156
Interest ..................................     2,886,947           958,924
                                             ------------     -------------
                                                3,784,287         5,616,080
Foreign taxes withheld on dividends, net of
 reclaims .................................        (4,338)          (13,941)
                                             ------------     -------------
   Total investment income ................     3,779,949         5,602,139
                                             ------------     -------------
INVESTMENT EXPENSES:
Investment advisory fees ..................       957,802         3,075,068
Administrative services fees ..............       119,725           453,857
Distribution plan fees - Class A ..........        89,702           195,961
Distribution plan fees - Class B ..........         9,821             5,835
Distribution plan fees - Class C ..........        15,538            11,572
Shareholder service fees - Class B ........         3,274             1,945
Shareholder service fees - Class C ........         5,179             3,857
Printing and postage fees .................        13,071            31,193
Custody fees ..............................        54,341            67,225
Transfer agent fees .......................        92,223           148,938
Audit and tax fees ........................        24,814            24,978
Directors' fees ...........................         3,893            15,969
Registration fees .........................        42,677            54,919
Miscellaneous expenses ....................         6,348            23,014
                                             ------------     -------------
   Total investment expenses ..............     1,438,408         4,114,331
                                             ------------     -------------
Net investment income .....................     2,341,541         1,487,808
                                             ------------     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
 Investments ..............................    (3,206,846)      (99,666,639)
 Futures and forward foreign currency
 exchange contracts .......................      (628,232)         (605,773)
 Foreign currency related transactions ....       123,216           147,269
                                             ------------     -------------
     Net realized loss on investments .....    (3,711,862)     (100,125,143)
                                             ------------     -------------
Net change in unrealized gain or loss on:
 Investments ..............................   (14,645,533)      (59,963,704)
 Futures, swaps and forward foreign
 currency exchange contracts ..............        17,827           119,132
 Foreign currency related transactions ....         2,632            39,244
                                             ------------     -------------
     Net change in unrealized gain or loss
     on investments .......................   (14,625,074)      (59,805,328)
                                             ------------     -------------
Net realized and change in unrealized gain
 or loss on investments ...................   (18,336,936)     (159,930,471)
                                             ------------     -------------
Net decrease in net assets resulting from
 operations................................  $(15,995,395)    $(158,442,663)
                                             ============     =============

                                           See Notes to Financial Statements. 29

GROWTH & INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        BALANCED
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................   $   2,341,541      $   2,845,243
Net realized gain (loss) on investments..      (3,711,862)        10,422,537
Net change in unrealized gain or loss on
 investments.............................     (14,625,074)        (2,169,241)
                                            -------------      -------------
   Net increase (decrease) in net assets
     resulting from operations...........     (15,995,395)        11,098,539
                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............      (1,827,477)        (2,030,213)
 From net realized gains.................      (7,091,409)        (3,587,037)
 From in excess of net realized gains....        (690,742)                --
Class A:
 From net investment income..............        (640,003)          (595,472)
 From net realized gains.................      (2,833,851)        (1,116,230)
 From in excess of net realized gains....        (276,032)                --
Class B:
 From net investment income..............         (11,717)           (11,081)
 From net realized gains.................         (91,776)           (29,173)
 From in excess of net realized gains....          (8,939)                --
Class C:
 From net investment income..............         (17,123)           (23,399)
 From net realized gains.................        (174,801)           (65,438)
 From in excess of net realized gains....         (17,027)                --
                                            -------------      -------------
 Decrease in net assets from
   distributions to shareholders.........     (13,680,897)        (7,458,043)
                                            -------------      -------------
FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............       7,357,201         11,281,711
 Net asset value of shares issued upon
  reinvestment of distributions..........       9,516,621          5,555,798
 Payments for shares redeemed............     (18,873,903)       (24,099,888)
Class A:
 Proceeds from shares sold...............      14,378,886         22,276,880
 Net asset value of shares issued upon
  reinvestment of distributions..........       3,705,980          1,683,307
 Payments for shares redeemed............     (11,273,827)       (16,654,695)
Class B:
 Proceeds from shares sold...............         564,010          1,025,359
 Net asset value of shares issued upon
  reinvestment of distributions..........         112,171             40,239
 Payments for shares redeemed............        (209,197)          (687,895)
Class C:
 Proceeds from shares sold...............         587,101          1,114,653
 Net asset value of shares issued upon
  reinvestment of distributions..........         208,934             87,632
 Payments for shares redeemed............        (665,571)          (637,961)
                                            -------------      -------------
 Net increase in net assets from fund
  share transactions.....................       5,408,406            985,140
                                            -------------      -------------
Net change in net assets.................     (24,267,886)         4,625,636


30  See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        BALANCED
                                           -----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
NET ASSETS:
Beginning of period .....................    $133,028,262       $128,402,626
                                             ------------       ------------
End of period ...........................    $108,760,376       $133,028,262
                                             ============       ============
End of period net assets includes
 undistributed net investment income ....    $  1,267,525       $  1,224,982
                                             ============       ============


SHARE TRANSACTIONS:
Class I:
 Number of shares sold ..................         623,839            797,859
 Number of shares issued upon
  reinvestment of distributions .........         787,070            411,757
 Number of shares redeemed ..............      (1,574,845)        (1,717,169)
                                             ------------       ------------
 Net decrease ...........................        (163,936)          (507,553)
                                             ============       ============
Class A:
 Number of shares sold ..................       1,199,586          1,614,631
 Number of shares issued upon
  reinvestment of distributions .........         306,256            124,852
 Number of shares redeemed ..............        (957,599)        (1,205,847)
                                             ------------       ------------
 Net increase ...........................         548,243            533,636
                                             ============       ============
Class B:
 Number of shares sold ..................          48,324             73,561
 Number of shares issued upon
  reinvestment of distributions .........           9,266              2,992
 Number of shares redeemed ..............         (18,648)           (50,343)
                                             ------------       ------------
 Net increase ...........................          38,942             26,210
                                             ============       ============
Class C:
 Number of shares sold ..................          50,635             79,373
 Number of shares issued upon
  reinvestment of distributions .........          17,307              6,546
 Number of shares redeemed ..............         (57,352)           (46,906)
                                             ------------       ------------
 Net increase ...........................          10,590             39,013
                                             ============       ============

                                           See Notes to Financial Statements. 31

GROWTH & INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------

                                                   GROWTH AND INCOME
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2001   OCTOBER 31, 2000
                                           ----------------   ----------------
FROM OPERATIONS:

Net investment income ...................   $   1,487,808      $   1,414,136
Net realized gain (loss) on
 investments ............................    (100,125,143)        24,488,551
Net change in unrealized gain or loss on
 investments ............................     (59,805,328)          (804,048)
                                            -------------      -------------
 Net increase (decrease) in net assets
  resulting from operations .............    (158,442,663)        25,098,639
                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
  From net investment income ............      (1,289,729)        (1,625,611)
  From net realized gains ...............     (17,300,093)       (96,505,087)
  From in excess of net realized gains ..      (6,957,359)                --
Class A:
  From net investment income ............         (38,499)          (149,768)
  From net realized gains ...............      (3,310,139)       (13,899,232)
  From in excess of net realized gains ..      (1,331,196)                --
Class B:
  From net realized gains ...............         (30,031)           (84,146)
  From in excess of net realized gains ..         (12,077)                --
Class C:
  From net realized gains ...............         (70,946)          (323,862)
  From in excess of net realized gains ..         (28,531)                --
                                            -------------      -------------
 Decrease in net assets from
  distributions to shareholders ..........    (30,368,600)      (112,587,706)
                                            -------------      -------------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares sold .............      20,795,925         48,090,350
  Net asset value of shares issued upon
   reinvestment of distributions ........      25,516,783         97,997,116
  Payments for shares redeemed ..........     (74,169,298)      (149,509,295)
Class A:
  Proceeds from shares sold .............      20,441,555        112,352,787
  Net asset value of shares issued upon
   reinvestment of distributions ........       4,664,948         13,172,999
  Payments for shares redeemed ..........     (21,579,847)       (94,469,161)
Class B:
  Proceeds from shares sold .............         200,168            671,344
  Net asset value of shares issued upon
   reinvestment of distributions ........          42,010             83,693
  Payments for shares redeemed ..........        (162,595)          (239,502)
Class C:
  Proceeds from shares sold .............         319,229          1,103,488
  Net asset value of shares issued upon
   reinvestment of distributions ........          70,102            253,370
  Payments for shares redeemed ..........        (989,656)          (641,246)
                                            -------------      -------------
 Net increase (decrease) in net assets
  from fund share transactions ..........     (24,850,676)        28,865,943
                                            -------------      -------------
Net change in net assets ................    (213,661,939)       (58,623,124)
NET ASSETS:
Beginning of period .....................     575,359,697        633,982,821
                                            -------------      -------------
End of period ...........................   $ 361,697,758      $ 575,359,697
                                            =============      =============
End of period net assets includes
 undistributed net investment income ....   $   1,086,394      $     767,370
                                            =============      =============

32 See Notes to Financial Statements.

-------------------------------------------------------------------------------

                                                    Growth and Income
                                            ----------------------------------
                                               Year Ended        Year Ended
                                            October 31, 2001  October 31, 2000
                                            ----------------  ----------------

SHARE TRANSACTIONS:
Class I:
 Number of shares sold ..................       1,860,206          3,236,489
 Number of shares issued upon
  reinvestment of distributions .........       2,051,188          6,948,160
 Number of shares redeemed ..............      (6,525,134)        (9,925,487)
                                            -------------      -------------
 Net increase (decrease) ................      (2,613,740)           259,162
                                            =============      =============
Class A:
 Number of shares sold ..................       1,758,968          7,447,795
 Number of shares issued upon
  reinvestment of distributions .........         376,509            937,254
 Number of shares redeemed ..............      (1,927,057)        (6,232,063)
                                            -------------      -------------
 Net increase ...........................         208,420          2,152,986
                                            =============      =============
Class B:
 Number of shares sold ..................          17,792             45,699
 Number of shares issued upon
  reinvestment of distributions .........           3,385              5,941
 Number of shares redeemed ..............         (14,041)           (16,049)
                                            -------------      -------------
 Net increase ...........................           7,136             35,591
                                            =============      =============
Class C:
 Number of shares sold ..................          27,749             75,787
 Number of shares issued upon
  reinvestment of distributions .........           5,672             18,079
 Number of shares redeemed ..............         (90,115)           (44,242)
                                            -------------      -------------
 Net increase (decrease) ................         (56,694)            49,624
                                            =============      =============


                                           See Notes to Financial Statements. 33

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------

1. ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers two funds, (each a Fund; collectively, the Funds), Aetna Balanced Fund (Balanced) and Aetna Growth and Income Fund (Growth and Income).

The Funds offer four classes of shares, Class I, Class A, Class B and Class C. Class I is offered principally to institutions. Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

  CLASS I: No sales charges or distribution fees.

  CLASS A: Generally, subject to a front-end sales charge; distribution fees of 0.25% of average net assets of the class per year.

  CLASS B: No front-end sales charge; contingent deferred sales charge (CDSC) applies if you sell your shares within six years of purchase; distribution fees of 0.75%; service fees of 0.25%; automatic conversion to Class A shares after eight years.

  CLASS C: No front-end sales charge; CDSC on redemptions made within 18 months of purchase; distribution fees of 0.75%; service fees of 0.25%.

Shares in each Class were first made available to the public on the following dates:

                                  CLASS I             CLASS A              CLASS B             CLASS C
                                  -------             -------              -------             -------
     BALANCED                December 27, 1991     April 15, 1994       March 1, 1999       June 30, 1998
     GROWTH AND INCOME       December 27, 1991     April 15, 1994       March 1, 1999       June 30, 1998

The following is each Fund's investment objective:

  BALANCED seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

  GROWTH AND INCOME seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.


On December 13, 2000, Aetna Inc. (Aetna), the indirect parent company of Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Funds, and Aeltus Capital, Inc. (ACI), each Funds principal underwriter, sold certain of its financial services and international businesses, including Aeltus and ACI, to ING. Aeltus and ACI are indirect wholly owned subsidiaries of ING. ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries.

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Equity and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. OPTIONS CONTRACTS

The Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. SWAP CONTRACTS

Balanced may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss.

D. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Funds may invest in financial futures contracts as a hedge against their existing securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, certain futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

E. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

--------------------------------------------------------------------------------

F. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

G. DOLLAR ROLL TRANSACTIONS

In connection with the Funds' ability to purchase or sell securities on a when issued basis, each of the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

H. FEDERAL INCOME TAXES

Each Fund intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal taxes.

I. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

J. LINE OF CREDIT

Certain series of the Company (including the Funds), certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares and certain series of Aetna GET Fund, collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $200,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unutilized amount of the credit facility. Each of the Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of October 31, 2001.

GROWTH & INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

K. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays Aeltus an investment advisory fee expressed as a percentage of each Fund's average daily net assets. As the Funds' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Funds' annual investment advisory fee ranges and the annual effective rates before waivers as of October 31, 2001:

                                           FEE        EFFECTIVE
                                          RANGE          RATE
                                          -----       ---------
                  Balanced            0.80% - 0.65%     0.80%
                  Growth and Income   0.70% - 0.55%     0.68%

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

Aeltus has entered into a Service Agreement with Aetna Life Insurance and Annuity Company (ALIAC) under which ALIAC will provide various administrative and shareholder services to certain Class I shareholders or the Funds that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.40% of the average daily net assets associated with those shares. For the period November 1, 2000 through October 31, 2001, Aeltus paid ALIAC $1,596,269.

The Company has adopted a Shareholder Services Plan for the Class B and Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A, Class B and Class C shares. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class B and Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by ACI in promoting the sale of Class A, Class B and Class C shares. Presently, the Funds' class-specific expenses are limited to distribution fees incurred by Class A, Class B and Class C shares and service fees incurred by Class B and Class C shares. For the year ended October 31, 2001, ACI received net commissions of $3,781 for Balanced, and $4,676 for Growth and Income, from the sales of Class A shares and contingent sales charges from redemptions of Class C shares.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2001 were:

                                     COST OF PURCHASES      PROCEEDS FROM SALES
                                     -----------------      -------------------
                 Balanced               $195,701,065            $196,605,624
                 Growth and Income       846,070,457             879,742,930

--------------------------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARDS

It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforwards. Such capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. As of October 31, 2001, the following capital loss carryforwards had been incurred:

                                  TOTAL
                              CAPITAL LOSS     YEAR OF
                              CARRYFORWARD    EXPIRATION
                              ------------    ----------
          Balanced             $1,440,336       2009
          Growth and Income   102,903,298       2009


6. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 16 billion shares. Of those 16 billion shares, each of the Funds have been allocated 100 million shares each of Class I, Class A, Class B and Class C. As of October 31, 2001, the following shares of the Funds were owned by ALIAC and its affiliates:

                                CLASS I    CLASS A
                                -------    -------
          Balanced             1,549,433     5,653
          Growth and Income    4,247,138    13,037


7. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes had no material impact on the Funds' net asset values.

8. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of October 31, 2001, Growth and Income had the following open forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specific future dates. Growth and Income had a net unrealized gain of $2,677 on these contracts, which are included in the accompanying financial statements. The terms of the open contracts are as follows:

                                              CONTRACTS                    CONTRACTS
    EXCHANGE                                      TO        IN EXCHANGE   AT 10/31/01   UNREALIZED
      DATE          TYPE       CURRENCY    RECEIVE/DELIVER      FOR       -----------   GAIN (LOSS)
      ----          ----       --------    ---------------      ---          VALUE      -----------
GROWTH AND INCOME                                                            -----
-----------------
    12/03/01          Buy         JPY        20,848,975       $173,523      $171,095     $(2,428)
    12/03/01          Buy         JPY        20,848,975        174,669       171,095      (3,574)
     2/01/02          Buy         JPY        36,336,600        300,000       300,869         869
    12/03/01          Sell        JPY        41,697,950        350,000       342,190       7,810
                                                                                           -----
                                                                                          $2,677
                                                                                           =====

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS
BALANCED
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of
 period .............    $ 14.10      $ 13.74      $ 12.84      $  14.09      $  13.52
                         -------      -------      -------      --------      --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment
  income ............       0.26         0.30         0.32+         0.33+         0.33+
 Net realized and
  change in unrealized
  gain or loss on
  investments .......      (1.85)        0.90         1.53          1.02          2.04
                         -------      -------      -------      --------      --------
   Total income from
    investment
    operations ......      (1.59)        1.20         1.85          1.35          2.37
                         -------      -------      -------      --------      --------
LESS DISTRIBUTIONS:
 From net investment
  income ............      (0.28)       (0.30)       (0.34)        (0.32)        (0.30)
 From net realized
  gains on
  investments .......      (1.10)       (0.54)       (0.61)        (2.28)        (1.50)
 From in excess of net
  realized gains on
  investments .......      (0.11)          --           --            --            --
                         -------      -------      -------      --------      --------
   Total
    distributions ...      (1.49)       (0.84)       (0.95)        (2.60)        (1.80)
                         -------      -------      -------      --------      --------
Net asset value, end
 of period ..........    $ 11.02      $ 14.10      $ 13.74      $  12.84      $  14.09
                         =======      =======      =======      ========      ========

Total return ........     (12.16)%       9.04%       14.79%        10.81%        19.57%
Net assets, end of
 period (000's) .....    $71,759      $94,149      $98,717      $111,887      $105,813
Ratio of total
 investment expenses
 to average net
 assets .............       1.10%        1.06%        1.11%         1.12%         1.24%
Ratio of net
 investment income to
 average net
 assets .............       2.06%        2.24%        2.38%         2.54%         2.43%
Portfolio turnover
 rate ...............     179.70%      241.99%      127.46%        84.55%       116.69%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.





40 See Notes to Financial Statements.

BALANCED
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of
 period ..............   $ 14.08      $ 13.72      $ 12.83       $14.05       $ 13.49
                         -------      -------      -------       ------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment
  income .............      0.21         0.35         0.29+        0.29+         0.23+
 Net realized and
  change in unrealized
  gain or loss on
  investments ........     (1.83)        0.82         1.52         1.01          2.03
                         -------      -------      -------       ------       -------
   Total income from
    investment
    operations .......     (1.62)        1.17         1.81         1.30          2.26
                         -------      -------      -------       ------       -------
LESS DISTRIBUTIONS:
 From net investment
  income .............     (0.23)       (0.27)       (0.31)       (0.24)        (0.20)
 From net realized
  gains on
  investments ........     (1.10)       (0.54)       (0.61)       (2.28)        (1.50)
 From in excess of net
  realized gains on
  investments ........     (0.11)          --           --           --            --
                         -------      -------      -------       ------       -------
   Total
    distributions ....     (1.44)       (0.81)       (0.92)       (2.52)        (1.70)
                         -------      -------      -------       ------       -------
Net asset value, end
 of period ...........   $ 11.02      $ 14.08      $ 13.72       $12.83       $ 14.05
                         =======      =======      =======       ======       =======

Total return .........    (12.36)%       8.81%       14.48%       10.44%        18.64%
Net assets, end of
 period (000's) ......   $33,860      $35,564      $27,339       $7,544       $ 6,289
Ratio of total
 investment expenses
 to average net
 assets ..............     1.35%        1.31%        1.36%        1.44%         1.99%
Ratio of net
 investment income to
 average net assets ..     1.81%         1.99%        2.13%        2.22%         1.68%
Portfolio turnover
 rate ................    179.70%      241.99%      127.46%       84.55%       116.69%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 41

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
BALANCED
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS B                 2001         2000       TO OCTOBER 31, 1999
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period ......................   $ 14.02      $ 13.69          $ 13.00
                                 -------      -------          -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......      0.12         0.27             0.13+
 Net realized and change in
  unrealized gain or loss on
  investments ................     (1.83)        0.80             0.65
                                 -------      -------          -------
   Total income from
    investment operations ....     (1.71)        1.07             0.78
                                 -------      -------          -------
LESS DISTRIBUTIONS:
 From net investment income ..     (0.13)       (0.20)           (0.09)
 From net realized gains on
  investments ................      (1.10)       (0.54)              --
 From in excess of net
  realized gains on
  investments ................      (0.11)          --               --
                                 -------      -------          -------
   Total distributions .......     (1.34)       (0.74)           (0.09)
                                 -------      -------          -------
Net asset value, end of
 period ......................   $ 10.97      $ 14.02          $ 13.69
                                 =======      =======          =======

Total return .................    (13.10)%       8.01%            6.02%
Net assets, end of period
 (000's) .....................   $ 1,312      $ 1,130          $   745
Ratio of total investment
 expenses to average net
 assets ......................      2.10%        2.06%            2.11%(1)
Ratio of net investment income
 to average net assets .......      1.06%        1.24%            1.38%(1)
Portfolio turnover rate ......    179.90%      241.99%          127.46%




+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



42 See Notes to Financial Statements.

BALANCED
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                    PERIOD FROM
                                                                   JUNE 30, 1998
                        YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
       CLASS C             2001         2000         1999       TO OCTOBER 31, 1998
----------------------  -----------  -----------  -----------   -------------------

Net asset value,
 beginning of
 period ..............   $ 13.96      $ 13.63      $ 12.80          $13.27
                         -------      -------      -------          ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment
  income .............      0.13         0.24         0.19+           0.07+
 Net realized and
  change in unrealized
  gain or loss
  on investments .....     (1.83)        0.81         1.52           (0.54)
                         -------      -------      -------          ------
   Total income from
    investment
    operations .......     (1.70)        1.05         1.71           (0.47)
                         -------      -------      -------          ------
LESS DISTRIBUTIONS:
 From net investment
  income .............     (0.11)       (0.18)       (0.27)             --
 From net realized
  gains on
  investments .......      (1.10)       (0.54)       (0.61)             --
 From in excess of net
  realized gains on
  investments ........     (0.11)          --           --              --
                         -------      -------      -------          ------
   Total
    distributions ....     (1.32)       (0.72)       (0.88)             --
                         -------      -------      -------          ------
Net asset value, end
 of period ...........   $ 10.94      $ 13.96      $ 13.63          $12.80
                         =======      =======      =======          ======

Total return .........    (13.09)%       7.95%       13.64%          (3.54)%
Net assets, end of
 period (000's) ......   $ 1,829      $ 2,185      $ 1,601          $  216
Ratio of total
 investment expenses
 to average net
 assets ..............      2.10%        2.06%        2.11%           2.11%(1)
Ratio of net
 investment income to
 average net assets ..      1.06%        1.24%        1.38%           1.55%(1)
Portfolio turnover
 rate ................    179.90%      241.99%      127.46%          84.55%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                           See Notes to Financial Statements. 43

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of
 period ..............  $  14.26      $  16.74     $  15.26     $  18.08      $  15.74
                        --------      --------     --------     --------      --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment
  income .............      0.05          0.05         0.09+        0.12+         0.15+
 Net realized and
  change in unrealized
  gain or loss on
  investments ........     (3.99)         0.52         3.26         0.51          5.00
                        --------      --------     --------     --------      --------
   Total income from
    investment
    operations .......     (3.94)         0.57         3.35         0.63          5.15
                        --------      --------     --------     --------      --------
LESS DISTRIBUTIONS:
 From net investment
  income .............     (0.04)        (0.05)       (0.14)       (0.13)        (0.21)
 From net realized
  gains on
  investments ........     (0.53)         (3.00)       (1.73)       (3.32)        (2.60)
 From in excess of net
  realized gains of
  investments ........     (0.21)           --           --           --            --
                        --------      --------     --------     --------      --------
   Total
    distributions ....     (0.78)        (3.05)       (1.87)       (3.45)        (2.81)
                        --------      --------     --------     --------      --------
Net asset value, end
 of period ...........  $   9.54      $  14.26     $  16.74     $  15.26      $  18.08
                        ========      ========     ========     ========      ========

Total return .........    (28.93)%        3.76%       23.00%        3.80%        37.44%
Net assets, end of
 period (000's) ......  $296,248      $479,823     $558,913     $614,493      $595,969
Ratio of total
 investment expenses
 to average net
 assets ..............      0.86%         0.83%        0.86%        0.88%         1.00%
Ratio of net
 investment income to
 average net assets ..      0.38%         0.33%        0.56%        0.71%         0.93%
Portfolio turnover
 rate ................    194.17%       167.45%      121.99%      160.48%       157.92%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.





44 See Notes to Financial Statements.

GROWTH AND INCOME
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2001         2000         1999         1998          1997
----------------------  -----------  -----------  -----------  -----------   -----------
Net asset value,
 beginning of
 period ..............   $ 14.18      $ 16.68      $ 15.22      $ 18.01       $ 15.69
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.02         0.04         0.05+        0.06+         0.03+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (3.96)        0.49         3.25         0.51          4.99
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations.......      (3.94)        0.53         3.30         0.57          5.02
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.01)       (0.03)       (0.11)       (0.04)        (0.10)
 From net realized
 gains on investments      (0.53)       (3.00)       (1.73)       (3.32)        (2.60)
 From in excess of net
 realized gains on
 investments..........     (0.21)          --           --           --            --
                         -------      -------      -------      -------       -------
   Total
    distributions.....     (0.75)       (3.03)       (1.84)       (3.36)        (2.70)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $  9.49      $ 14.18      $ 16.68      $ 15.22       $ 18.01
                         =======      =======      =======      =======       =======

Total return .........    (29.07)%       3.50%       22.67%        3.42%        36.49%
Net assets, end of
 period (000's) ......   $63,821      $92,407      $72,789      $23,603       $15,955
Ratio of total
 investment expenses
 to average net assets      1.11%        1.08%        1.11%        1.20%         1.75%
Ratio of net
 investment income to
 average net assets ..      0.13%        0.08%        0.31%        0.39%         0.18%
Portfolio turnover
 rate................     194.17%      167.45%      121.99%      160.48%       157.92%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           See Notes to Financial Statements. 45

GROWTH & INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
GROWTH AND INCOME
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS B                 2001         2000       TO OCTOBER 31, 1999
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $ 14.11      $ 16.66         $ 15.41
                                 -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......     (0.07)        0.01           (0.05)+
 Net realized and change in
  unrealized gain or loss on
  investments ................     (3.95)        0.41            1.31
                                 -------      -------         -------
   Total income from
    investment operations ....     (4.02)        0.42            1.26
                                 -------      -------         -------
LESS DISTRIBUTIONS:
 From net investment income ..        --           --           (0.01)
 From net realized gains on
  investments ................     (0.46)       (2.97)             --
 From in excess of net
  realized gains on
  investments ................     (0.19)          --              --
                                 -------      -------         -------
   Total distributions .......     (0.65)       (2.97)          (0.01)
                                 -------      -------         -------
Net asset value, end of
 period ......................   $  9.44      $ 14.11         $ 16.66
                                 =======      =======         =======

Total return .................    (29.59)%       2.72%           8.17%
Net assets, end of period
 (000's)......................   $   683      $   920         $   493
Ratio of total investment
 expenses to average net
 assets.......................      1.86%        1.83%           1.86%(1)
Ratio of net investment income
 to average net assets .......     (0.62)%      (0.67)%         (0.44)%(1)
Portfolio turnover rate ......    194.17%      167.45%         121.99%




+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



46 See Notes to Financial Statements.

GROWTH AND INCOME
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:

                                                                    PERIOD FROM
                                                                   JUNE 30, 1998
                        YEAR ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
       CLASS C             2001         2000         1999       TO OCTOBER 31, 1998
----------------------  -----------  -----------  -----------   -------------------
Net asset value,
 beginning of
 period ..............   $ 14.04      $ 16.59      $ 15.22         $ 16.92
                         -------      -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.09)        0.01        (0.07)+         (0.01)+
 Net realized and
 change in unrealized
 gain or loss
 on investments ......     (3.91)        0.41         3.24           (1.69)
                         -------      -------      -------         -------
   Total income from
    investment
    operations........     (4.00)        0.42         3.17           (1.70)
                         -------      -------      -------         -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --           --        (0.07)             --
 From net realized
 gains on investments      (0.46)       (2.97)       (1.73)             --
 From in excess of net
 realized gains on
 investments..........     (0.18)          --           --              --
                         -------      -------      -------         -------
   Total distributions     (0.64)       (2.97)       (1.80)             --
                         -------      -------      -------         -------
Net asset value, end
 of period ...........   $  9.40      $ 14.04      $ 16.59         $ 15.22
                         =======      =======      =======         =======

Total return .........    (29.59)%       2.72%       21.68%         (10.05)%
Net assets, end of
 period (000's) ......   $   946      $ 2,209      $ 1,787         $   569
Ratio of total
 investment expenses
 to average net assets      1.86%        1.83%        1.86%           1.86%(1)
Ratio of net
 investment income to
 average net assets ..     (0.62)%      (0.67)%      (0.44)%         (0.27)%(1)
Portfolio turnover
 rate.................    194.17%      167.45%      121.99%         160.48%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                           See Notes to Financial Statements. 47

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Balanced Fund and Aetna Growth and Income Fund, each a series of Aetna Series Fund, Inc. (collectively the Growth and Income Funds), including the portfolios of investments as of October 31, 2001, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Growth and Income Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth and Income Funds as of October 31, 2001, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             /s/ KPMG LLP

Hartford, Connecticut
December 7, 2001

GROWTH & INCOME FUNDS
ADDITIONAL INFORMATION
OCTOBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

1. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

In accordance with federal tax authorities, certain portions of the dividends taxable as ordinary income qualify for the corporate dividends received deduction. The following percentages reflect the portions of such dividends paid:

                                Balanced                13.49%
                                Growth and Income       44.81%

In accordance with federal tax authorities, the Funds paid the following amounts of dividends, which qualify to be taxed at long-term capital gain rates:

                                  AGGREGATE           PER SHARE
                                  ---------           ---------
Balanced                         $ 6,226,513           $0.6725
Growth and Income                 18,011,960            0.4558

                                            -----------------------------------
                                            Capital Appreciation
                                            Aetna Growth Fund
                                            Aetna International Fund
                                            Aetna Small Company Fund
                                            Aetna Value Opportunity Fund
                                            Aetna Technology Fund
                                            -----------------------------------
                                            Growth & Income
                                            Aetna Balanced Fund
                                            Aetna Growth and Income Fund



                                            -----------------------------------
                                            Income
                                            Aetna Bond Fund
                                            Aetna Government Fund
                                            Aetna Money Market Fund


                                            -----------------------------------
                                            Index Plus
                                            Aetna Index Plus Large Cap Fund
                                            Aetna Index Plus Mid Cap Fund
                                            Aetna Index Plus Small Cap Fund


                                            -----------------------------------
                                            Generation Funds
                                            Aetna Ascent Fund
                                            Aetna Crossroads Fund
                                            Aetna Legacy Fund


                                            -----------------------------------
                                            Principal Protection Funds
                                            Aetna Principal Protection Fund I
                                            Aetna Principal Protection Fund II
                                            Aetna Principal Protection Fund III
                                            Aetna Principal Protection Fund IV
                                            Aetna Index Plus Protection Fund
                                            -----------------------------------
                                            Brokerage Cash Reserves



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Aetna Mutual Funds are distributed
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A prospectus containing more complete information, including charges and expenses, can be obtained from your financial advisor or by calling 1-800-238-6263. Please read the prospectus carefully before investing.

Aetna Mutual Funds
10 State House Square
Hartford, CT 06103-3602